STOCK PURCHASE AGREEMENT

                                   BETWEEN

                       CANTERBURY CONSULTING GROUP, INC.

                      ("CANTERBURY", "CITI", OR "BUYER")

                                     AND

                             CERIDIAN CORPORATION

                   ("CERIDIAN", "SHAREHOLDER", OR "SELLER"),

                        THE SOLE OWNER OF THE STOCK OF


                         USER TECHNOLOGY SERVICES INC.


                                    ("UT")



























TABLE OF CONTENTS

1	DEFINITIONS	    									 1
2	PURCHASE OF SECURITIES	   							 5
	(a)	Purchase and Sale of Shares	   					 5
	(b)	Purchase Price.	   							 6
	(c)	Costs 	   								 6
	(d)	Intentionally Omitted.	    						 6
	(e)	The Closing.	   							 6
	(f)	Deliveries at the Closing.	     					 6
3	REPRESENTATIONS AND WARRANTIES REGARDING THE SELLER	  	 	 7
	(a)	Organization	   							 7
	(b)	Authorization of Transaction	  					 7
	(c)	Noncontravention								 7
	(d)	Title to Assets								 8
	(e)	Subsidiaries								 8
	(f)	Financial Statements							 8
	(g)	Events Subsequent to Most Recent Calendar Month End		 8
	(h)	Undisclosed Liabilities							10
	(i)	Legal Compliance								10
	(j)	Tax and Other Returns and Reports					10
	(k)	Intellectual Property							11
	(l)	Tangible Assets								11
	(m)	Contracts 									12
	(n)	Resignation of Officers and Directors 	 			13
	(o)	Powers of Attorney							13
	(p)	Insurance									13
	(q)	Litigation									13
	(r)	Employees	 								13
	(s)	Employee Benefits  	 						14
	(t)	Guaranties									14
	(u)	Environment, Health, and Safety					14
	(v)	Certain Business Relationships With UT				14
	(w)	Disclosure									15
	(x)	Seller's Title to Stock							15
	(y)	Qualification to Do Business						15
	(z)	Intercorporate Relations						15
	(aa)	Capitalization								15
	(bb) 	Indebtedness								15
	(cc) 	Stock Rights								15
	(dd) 	Present Status								15
	(ee)	Compensation of Officers and Others					16
	(ff) 	Intentionally Omitted							16
	(gg) 	Records									16
	(hh) 	Broker's Fees								16
	(ii) 	Accounts Receivable							16
	(jj) 	Purchase Commitments and Outstanding Bids				16
4	REPRESENTATIONS AND WARRANTIES OF THE BUYER	 			16
	(a)	Organization of the Buyer						17








	(b)	Authorization of Transaction						17
	(c)	Noncontravention								17
	(d)	Government Authorization	 					17
	(e)	Intentionally Omitted	 						17
	(f)	Consents	 								17
	(g)	Investment Intent	 							17
5.	CERTAIN OTHER AGREEMENTS	 						18
	(a)	Non-Compete	 								18
	(b)	Personnel Matters								18
	(c)	Receipt and Transfer of Funds; Accounts Receivable		20
	(d)	Purchase of Formerly Leased Computers				20
	(e)	Cessation of Use of Ceridian Name					21
	(f)	Tax Matters									21
	(g)	Post-Closing Access							22
	(h)	Additional Documentation	 					22
	(j) 	Set-off	 								22
6.	CONDITIONS TO OBLIGATION TO CLOSE						23
	(a)	Conditions to Obligation of the Buyer				23
	(b)	Conditions to Obligation of the Seller				24
7.	INTENTIONALLY OMITTED								24
8.	INDEMNIFICATION	 								24
	(a)	Survival of Representations and Warranties			24
	(b)	Indemnification Provisions for Benefit of the Buyer	 	24
	(c)	Matters Involving Third Parties	 				25
	(d) 	Indemnification Provisions for Benefit of the Seller	 	26
	(e)	Limitations and Conditions on Indemnification	 		27
9.	MISCELLANEOUS	 								27
	(a)	Intentionally Omitted	 						27
	(b)	No Third-Party Beneficiaries	 					27
 	(c)	Entire Agreement	 							27
 	(d)	Succession and Assignment	 					27
	(e)	Counterparts	 							27
	(f)	Headings	  								28
	(g)	Notices									28
	(h)	Governing Law								29
	(i)	Amendments and Waivers							29
	(j)	Severability								29
	(k)	Expenses and Brokers/Finders' Fees	 				29
	(l)	Intentionally Omitted	 						29
	(m)	Construction	 							29
	(n)	Specific Performance 							29
 	(o)	Arbitration								 	30















EXHIBITS

EXHIBIT A -	  [Intentionally Left Blank]
EXHIBIT B -	  Financial Statements - Unaudited Income Statement for the year
 		  ended December 31, 2000
EXHIBIT C -	  Financial Statements - Unaudited Income Statement for the 8
 		  Months Ended August 31, 2001
EXHIBIT D-1 - Acquisition Balance Sheet dated September 1, 2001
EXHIBIT D-2 - Schedule of Assets As of September 1, 2001
EXHIBIT E -	  Seller' Disclosure Schedule - Section 3 (a) through (jj)
EXHIBIT F -	  Buyer's Disclosure Schedule - Section 4
EXHIBIT G -   [Intentionally Left Blank]
EXHIBIT H -   Detailed Accounts Receivable as of September 1, 2001
EXHIBIT I -	  Promissory Note in the amount of $1,200,000
EXHIBIT J -	  List of Computers to Be Purchased
EXHIBIT K -	  Computer Promissory Note in the amount of $364,703.01









































                               AGREEMENT
                               ---------

 	THIS AGREEMENT made this 28th day of September 2001 by and between CANTERBURY CONSULTING GROUP, INC., a Pennsylvania corporation ("Canterbury", "CITI" or "BUYER"); CERIDIAN CORPORATION, a Delaware corporation ("Ceridian", "SELLER" or "Shareholder") who is the sole owner of USER TECHNOLOGY SERVICES INC., a New York corporation ("UT").

 	WHEREAS, CITI, a public company, desires to acquire all of the issued and outstanding shares of capital stock of UT from Ceridian for certain consideration; and

 	WHEREAS, Ceridian desires to sell all of its stock in UT for cash and notes; and

 	WHEREAS, the respective Boards of Directors of the companies have authorized their proper corporate officers to effect the transactions contemplated herein; and

 	WHEREAS, each of the parties desires to assist the other in effecting the transaction pursuant to the terms of this Agreement.

 	NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed as follows:

1.	DEFINITIONS

	"Accounts Receivable" means amounts due from customers for products and services rendered, including both Trade and Unbilled Receivables.

 	"Acquisition Balance Sheet" means the balance sheet dated September 1, 2001, as attached hereto as Exhibit D-1.

	"Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

	"Affiliated Group" means any affiliated group within the meaning of Code Sec. 1504(a) or any similar group defined under a similar provision of state, local, or foreign law.

	"Basis" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could, with reasonable probability, form the basis for any specified consequence.

	"Buyer"  means Canterbury Consulting Group, Inc.

	"Buyer Disclosure Schedule" shall have the meaning set forth in Section
4 below.

	"Cash" means cash and, in the case of financial statements, means cash and cash equivalents (including marketable securities and short term investments) calculated in accordance with GAAP applied on a basis consistent with the preparation of the Financial Statements.

	"Canterbury" means Canterbury Consulting Group, Inc.

	"Ceridian" means Ceridian Corporation

	"Closing" has the meaning set forth in Section 2(e) below.

	"Closing Date" has the meaning set forth in Section 2(e) below.

	"Code" means the Internal Revenue Code of 1986, as amended.

	"Corporate Assets" means all right, title, and interest in and to all of the assets of UT, including the name "User Technology Services Inc." and all of UT's (a) real property, leaseholds and subleaseholds therein, improvements, fixtures, and fittings thereon (to the extent of UT's interest therein), (b) tangible personal property (such as computers and peripherals, machinery, equipment, inventories of supplies, manufactured and purchased parts, work in process and finished work, furniture, automobiles and trucks),
(c) Intellectual Property, goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions, (d) leases, subleases, and rights thereunder, (e) agreements, contracts, indentures, mortgages, instruments, Security Interests, guaranties, other similar arrangements, and rights thereunder, (f) claims, deposits, prepayments, refunds, causes of action, cases in action, rights of recovery, rights of set off, and rights of recoupment (including any such item relating to the payment of Taxes), (g) franchises, approvals, permits, licenses, orders, registrations, certificates, variances, and similar rights obtained from governments and governmental agencies, and (h) books, records, ledgers, files, documents, correspondence, customer lists and other lists, creative materials, advertising and promotional materials, studies, reports, and other printed or written materials, either finished, in process, or planned.

	"Disclosure Schedule" has the meaning set forth in Section 3 below.

	"Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

	"Employee Pension Benefit Plan" has the meaning set forth in ERISA Sec.
3(2).

	"Employee Welfare Benefit Plan" has the meaning set forth in ERISA Sec.
3(l).

	"Environmental, Health, and Safety Laws" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

	"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

	"Extremely Hazardous Substance" has the meaning set forth in Sec. 302 of the Emergency Planning and Community Right-to-Know Act of 1986, as amended.

	"Fiduciary" has the meaning set forth in ERISA Sec. 3(21).

	"Financial Statement" has the meaning set forth in Section 3(f) below.

	"GAAP" means United States generally accepted accounting principles as in effect from time to time.

	"Income Taxes" or "Income Tax" shall mean any and all liability for any taxes imposed on the income of a corporation, including without limitation, any liability under the Code and all federal, state, local, and foreign income, profits, gross receipts and unitary taxes or similar taxes or other assessments imposed with respect thereto and any interest, penalties or additions in respect of such tax.

	"Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (e) all computer software (including data and related documentation), (f) all other proprietary rights, and (g) all copies and tangible embodiments thereof (in whatever form or medium).

	"Knowledge" of an entity means knowledge actually possessed by any director, officer or key employee of the entity and such knowledge as would have or should have come to the attention of any such director, officer or key employee in the course of due inquiry and the preparation and negotiation of this Agreement and related Disclosure Schedule and in the course of discharging such individual's duties as a director, officer or key employee of the entity in a reasonable and prudent manner consistent with sound business practices."

	"Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

	"Most Recent Balance Sheet" means the balance sheet of August 31, 2001.

	"Most Recent Financial Statements" has the meaning set forth in Section 3(f) and (g) below.

	"Most Recent Calendar Month End" has the meaning set forth in Section
3(f) below.

	"Most Recent Calendar Year End" has the meaning set forth in Section
3(f) below.

	"Multi-employer Plan" has the meaning set forth in ERISA Sec. 3(37).

	"Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

	"Party" means any party to this Agreement and "Parties" means all parties to this Agreement.

	"Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

	"Securities Act" means the Securities Act of 1933, as amended.

	"Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

	"Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

	"Seller" means Ceridian Corporation, the Shareholder of 100% of the ownership interest of User Technology Services Inc. ("UT").

	"Stock" means one hundred (100%) percent of the shares of UT owned by Ceridian.

	"Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

 	"Tangible Net Worth" means the excess of assets over liabilities not including any goodwill or other intangibles.

	"Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec.
59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

	"Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

	"UT" means User Technology Services Inc., the wholly owned subsidiary of Ceridian the Stock of which is being sold herewith to Canterbury.


2.         PURCHASE OF SECURITIES

	(a)	Purchase and Sale of Shares.  Subject to the terms and conditions of this contract, Seller agrees to sell, transfer, and assign to Buyer, and Buyer agrees to purchase, at the Closing, all of the issued and outstanding shares of Stock. This transaction includes all right, title, and interest in and to, all of the assets of the Corporation, including such assets as more particularly set forth on the Schedule of Assets annexed hereto as Exhibit D-

2. The immediately preceding sentence shall not be construed to cause this transaction to be a purchase and sale of assets. This transaction is a purchase and sale of stock.

 	(b) Purchase Price.  The Buyer agrees to pay to the Seller at the
Closing:

 		(i) 	A cash payment equal to the Tangible Net Worth of UT, per
the Acquisition Balance Sheet; plus,

 		(ii) 	A promissory note for one-million, two-hundred thousand
dollars ($1,200,000) plus interest at the rate of seven percent (7%) per annum, payable in three equal annual installments of four hundred thousand dollars ($400,000) each plus the associated interest beginning on the first anniversary of the closing as annexed hereto as Exhibit I ("Promissory
Note"). This Promissory Note shall be a general obligation of CITI, and shall be subordinated to all of CITI's current and future bank borrowings.

	(c) 	Costs.  Ceridian and CITI shall bear its own costs associated with this Agreement, the Closing, and all ancillary or related measures, including without limitation, costs of attorneys' fees, accountants' fees, or other costs or expenses, without right or recourse from the other. However, without limiting the foregoing, CITI will be responsible for any external auditing fees and expenses that are incurred as a result of this transaction and Ceridian shall be responsible for all fees and expenses of any "Finders" including but not limited to Bicknell Advisory Service, Inc.

 	(d)	Intentionally Omitted.

	(e) 	The Closing.  The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Levy & Levy, P.A., Plaza 1000, Suite 309, Main Street, Voorhees, New Jersey, 08043, commencing at 9:00 a.m. local time on September 28, 2001 (the "Closing Date") or by Federal Express or other overnight delivery company, following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take, at the Closing itself). The effective date of the Closing, however, shall be September 1, 2001 ("Effective Date").

 	(f)	Deliveries at the Closing.  At the Closing, (i) the Seller will deliver to the Buyer its stock certificates in the Stock properly endorsed for the Stock; (ii) the Buyer and the Seller will each deliver to each other the various certificates, instruments, and documents referred to in this Agreement; (iii) the Buyer will wire transfer immediately available funds to the Seller the cash payment as described in Section 2(b) above and deliver the Promissory Note and Computer Promissory Note (as defined in Section
5(d)), each properly executed and validly issued; (iv) any present contract(s) between UT and Paul Cooke will be cancelled and evidence of payment of any accrued and earned bonuses through the Closing Date will be provided to Buyer; (v) an executed new Employment Contract between UT and Paul Cooke will become effective; (vi) the Acquisition Balance Sheet will be delivered; (vii) Seller will deliver evidence to Buyer of the sublease of approximately one-third of the existing office lease in East Norwalk, Connecticut to UT and the assignment of the existing office lease at Saddlebrook, NJ and apartment lease in Fairfax, VA from Seller to UT; (viii) the Lease Agreement Order OL-10762 and Lease Schedule 01 between UT and California First Leasing Corporation relating to certain computer equipment being leased by UT as further described in Section 5(d) was terminated; (ix) Buyer will deliver an executed security agreement and UCC-1 statement to secure the Seller's interest in the computers being sold to UT pursuant to
Section 5(d); and (x) Seller will deliver an executed Debt Subordination Agreement between Commerce Bank, N.A. and Ceridian.


3.	REPRESENTATIONS AND WARRANTIES REGARDING THE SELLER

	Ceridian represents and warrants to the Buyer that the statements contained in this Section 3 are correct and complete as of the Closing, except as set forth in the disclosure schedule attached hereto as Exhibit E and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 3.

	(a)	Organization.  UT is a corporation duly organized, validly
existing, and in good standing under the laws of the State of New York.

	(b)	 Authorization of Transaction.  Ceridian and UT have full
corporate power and authority, to execute and deliver this Agreement and to perform their respective obligations hereunder. Without limiting the generality of the foregoing, the board of directors of Ceridian has duly authorized the execution, delivery, and performance of this Agreement by Ceridian. This Agreement constitutes the valid and legally binding obligation of Ceridian enforceable in accordance with its terms and conditions.

	(c)	Noncontravention.  Neither the execution and the delivery of this
Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate in any material respect any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Ceridian or UT are subject, (ii) violate any provision of the charter or bylaws of Ceridian or UT or (iii) conflict with, result in a material breach of, constitute a material default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material agreement, contract, lease, license, instrument, or other arrangement to which UT is a party or by which it is bound or to which any of the Corporate Assets are subject (or result in the imposition of any Security Interest upon any of the Corporate Assets), in each case, the result of which would not have a material adverse effect on the business or financial condition of UT. UT does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

	(d)	Title to Assets.  UT has good and marketable title to, or a valid leasehold interest in, the assets used by it, located on its premises, or shown on the Most Recent Balance Sheet or acquired up to date of Closing, free and clear of all Security Interests, except for assets disposed of in the Ordinary Course of Business since the date of the Most Recent Balance
Sheet and those assets owned by Ceridian. Without limiting the generality of the foregoing, UT has good and marketable title to all Corporate Assets, free and clear of any Security Interest or restriction on transfer, except for liens voluntarily created in the Ordinary Course of Business and in the Disclosure Schedule.

	(e)	Subsidiaries.  UT does not have any Subsidiaries.

	(f)	Financial Statements.  Attached hereto as Exhibit B and C are the following financial statements (collectively the "Financial Statements"): (i) unaudited balance sheet and statements of income for the year ended December
31, 2000 (the "Most Recent Calendar Year End") for UT as attached hereto as Exhibit B; and (ii) unaudited balance sheet and statement of income as of and for the eight months ended August 31, 2001 (the "Most Recent Calendar Month
End ") for UT as attached hereto as Exhibit C. The Financial Statements (including the Notes thereto where applicable) (i) have been prepared in accordance with GAAP, in all material respects, applied on a consistent basis throughout the periods covered thereby, as applicable to unaudited financial statements, (ii) present fairly, in all material respects, the financial condition of UT as of such dates and the results of operations of UT for such periods, and (iii) are consistent with the books and records of UT. The Financial Statements have been internally prepared by UT and the Financial Statement information as of August 31, 2001 and for the twelve months ended December 1, 2000 is to UT's Knowledge, true and correct. To Ceridian's
Knowledge and without any confirmation from any third party, including but not limited to KPMG LLP, its external auditors, Ceridian believes that the Financial Statements are auditable.

	(g)	Events Subsequent to Most Recent Calendar Month End.  Since the
Most Recent Calendar Month End, there has not been any material adverse change in the business, financial condition, operations, or results of operations of UT. Without limiting the generality of the foregoing, since that date:

		(i)	UT has not sold, leased, transferred, or assigned any of
UT's assets, tangible or intangible, with a value in excess of one thousand dollars ($1,000), other than for a fair consideration and in the Ordinary
Course of Business;

		(ii)	UT has not entered into any material agreement, contract,
lease, or license (or series of related material agreements, contracts, leases and licenses) outside the Ordinary Course of Business;

		(iii) Neither UT nor any third party has accelerated, terminated, modified, or canceled any material agreement, contract, lease or license (or series of related agreements, contracts, leases and licenses) to which the UT is a party or by which UT is bound;

		(iv)	 UT has not permitted any Security Interest upon any
of UT's material assets, tangible or intangible;

		(v)	 UT has not made any capital expenditure (or series of
related capital expenditures) outside the Ordinary Course of Business;

		(vi)	 UT has not made any capital investment in, any loan to, or
any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) outside of the
Ordinary Course of Business;

		(vii)	 UT has not issued any note, bond, or other debt security
or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation;

		(viii) UT has not delayed or postponed the payment of accounts payable and other Liabilities of UT, other than as consistent with its Ordinary Course of Business;

		(ix)	 UT has not canceled, compromised, waived, or released any
right or claim (or series of related rights and claims in excess of $2,000), outside the Ordinary Course of Business;

		(x)	 UT has not granted any license or sublicense of any rights
under or with respect to any of its Intellectual Property outside the
Ordinary Course of Business;

		(xi)	 There has been no change made or authorized in UT's
charter or bylaws;

		(xii)	 UT has not issued, sold, or otherwise disposed of any of
its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of UT's capital stock;

		(xiii) UT has not declared, set aside, or paid any dividend or made any distribution with respect to UT's capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

		(xiv)	 UT has not experienced any material damage, destruction,
or loss (whether or not covered by insurance) to its property;

		(xv)	 UT has not made any loan to, or entered into any other
transaction with, any of its directors, officers, and employees outside the Ordinary Course of Business;

		(xvi)	 UT has not entered into any employment contract or
collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement outside the Ordinary Course of Business;

		(xvii) UT has not granted any increase in the base compensation of any of its directors, officers, and employees outside the Ordinary Course of Business;

		(xviii) UT has not made any other change in employment terms for any of UT's directors, officers, or employees outside the Ordinary Course of Business;

		(xix)	  UT has not made or pledged to make any charitable or
other capital contributions outside of the Ordinary Course of Business;

		(xx)	  UT has not paid any amount to any third party with
respect to any Liability or obligation (including any costs and expenses UT has incurred or may incur in connection with this Agreement and the transactions contemplated hereby) outside of the Ordinary Course of Business; and

		(xxi)	  to the Knowledge of UT there has not been any other
material occurrence, event, incident, action, failure to act, or transaction involving UT which will have a material adverse effect upon the business of UT.

	(h)	Undisclosed Liabilities.   Except as reflected on the Acquisition
Balance Sheet, UT does not have any undisclosed liabilities affecting its Corporate Assets, except liabilities which have arisen after the date of the Acquisition Balance Sheet in the Ordinary Course of Business.

	(i)	Legal Compliance.  UT has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) which materially affects the business of UT and the which UT may be subject, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply with such laws.

	(j)	Tax and Other Returns and Reports.   All federal, state, local
and foreign Tax Returns and other similar filings required to be filed by UT with respect to any federal, state, local or foreign tax have been filed with the appropriate governmental agencies in all jurisdictions in which such Tax Returns are required to be filed, and all such Tax Returns properly reflect the liabilities of UT for Taxes for the periods, property or events covered thereby. All Taxes which are called for in the Tax Returns, or claimed to be due by any taxing authority from Seller, have been properly accrued or paid. Seller has not received any notice of assessment or proposed assessment in connection with any Tax Returns and there are no pending tax examinations of or tax claims asserted against the Acquired Assets. There are no tax liens (other than any lien for current taxes not yet due and payable) in any of the Corporate Assets.

	(k)	Intellectual Property.

		(i)	UT owns or has the right to use pursuant to ownership,
license, sublicense, agreement or permission all Intellectual Property used in the operation of the businesses of UT as presently conducted. Each item of Intellectual Property owned or used by UT immediately prior to the Closing hereunder will be owned or available for use by UT on identical terms and conditions immediately subsequent to the Closing hereunder.

		(ii)	To the Knowledge of Seller and UT, UT has not interfered
with, infringed upon, misappropriated, otherwise come into conflict with any material Intellectual Property rights of third parties, and none of UT and the directors and officers of UT has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation. To the Knowledge of UT, no significant competitor of UT has interfered with infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of UT for commercial purposes.

		(iii)	Section 3(k)(iii) of the Disclosure Schedule identifies
each material item of Intellectual Property that any third party owns and that UT uses pursuant to license, sublicense, agreement, or permission. UT has delivered to the Buyer correct and complete copies of all such material licenses, sublicenses, agreements, and permissions (as amended to date).
With respect to each item of Intellectual Property required to be identified in Section 3(k)(iii) of the disclosure Schedule, to the Knowledge of Seller and UT:

			(A)  	no party to the license, sublicense, agreement, or
permission is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default or permit termination, modification, or acceleration thereunder;

			(B)  	no party to the license, sublicense, agreement, or
permission has repudiated any provision thereof; and

			(C) 	with respect to each sublicense, the representations
and warranties set forth in subsections (A) through (B) above are true and correct with respect to the underlying license.

		(iv)	To the Knowledge of UT, UT will not interfere with,
infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of its business as presently conducted.

	(l)	Tangible Assets.  All of the tangible Corporate Assets that are owned by UT and used by UT in the conduct of its business are in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which they presently are used, subject to technological obsolescence.

	(m)	Contracts.  Section 3(m) of the Disclosure Schedule lists the following contracts and other agreements to which UT is a party:

		(i)	 any agreement (or group of related agreements) for the
lease of personal property to or from any Person providing for aggregate annual lease payments in excess of five thousand dollars ($5,000);

		(ii)	 any agreement (or group of related agreements) for the
purchase or sale of supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a material loss to UT, or involve consideration in excess of five thousand dollars ($5,000);

		(iii)	 any agreement concerning a partnership or joint venture;

		(iv) 	 any agreement (or group of related agreements) under which
it has created, incurred, assumed, or, guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of five thousand dollars ($5,000) or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

		(v)	 any agreement concerning confidentiality or noncompetition
outside of the Ordinary Course of Business;

		(vi) 	 any agreement between UT and Ceridian or its Affiliates;

		(vii) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other plan or arrangement for the benefit of its current or former directors, officers, and employees which would result in liability to the Buyer;

		(viii) any collective bargaining agreement;

		(ix)	 any agreement for the employment of any individual on a
full-time, part-time, consulting, or other basis providing annual compensation or providing severance benefits in excess of twenty-five thousand dollars ($25,000);

		(x)	 any agreement under which it has advanced or loaned any
amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

		(xi) 	 any agreement under which the consequences of a default or
termination could have a material adverse effect on the business, financial condition, operations, results of operations of UT; or

		(xii)	 any other agreement (or group of related agreements) the
performance of which involves consideration in excess of five thousand dollars ($5,000).

	The Seller has furnished or made available to the Buyer a correct and complete copy of each written agreement listed in Section 3(m) of the Disclosure Schedule (as amended to date) and a written summary setting forth the terms and conditions of each oral agreement referred to in Section 3(m) of the Disclosure Schedule. With respect to each agreement required to be disclosed hereunder: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect subject to laws limiting or affecting creditors' rights generally; (B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby (including and subject to the assignments and assumptions referred to in Section 2 above and the receipt of any necessary consents) subject to laws limiting or affecting creditors' rights generally; (C) to UT's Knowledge no party is in breach or default, in any material respect, and no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) to UT's Knowledge no party has repudiated any material provision of the agreement. With respect to any verbal employment arrangements of UT, the Disclosure Schedule shall only be required to list the name, title, base compensation, and full or part-time status of employees and those consultants currently performing active services for the Seller.

	(n)	 Resignation of Officers and Directors.  Except for Paul Cooke,
all of the officers and members of the Board of Directors of UT shall resign at the time of Closing. Buyer has informed Seller that the new Board of Directors after Closing shall initially be Paul Cooke, Kevin McAndrew and Stanton Pikus.

	(o)	 Powers of Attorney.  There are no outstanding powers of attorney executed on behalf of UT (or the Seller on behalf of UT) which would be binding upon UT or the Buyer after the Closing.

	(p)	 Insurance.  UT's business has been insured through insurance policies maintained by Ceridian, which at the time of the Closing will be current and in force.

	(q)	 Litigation.  Section 3(q) of the Disclosure Schedule - Section
3, sets forth each instance in which UT (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party or to UT's Knowledge, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator.

	(r)	Employees.  Neither UT nor Ceridian has been informed that any executive, key employee, or group of employees or consultants, intend to terminate employment with UT. UT is not a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. UT has not committed any unfair labor practice. UT does not have any Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of UT.

	(s)	Employee Benefits.   UT's employees are currently covered by
employee benefit plans maintained or sponsored by Ceridian. Employees of UT ceased active participation in the Ceridian 401(k) plans effective July 31, 2001 and its pension plan effective August 31, 2001. Employees of UT will cease participation in Ceridian's remaining benefit plans upon the Closing.

	(t)	Guaranties.   UT is not a guarantor or otherwise liable for any
material Liability or obligation (including indebtedness) of any other third Person.

	(u)	Environment, Health, and Safety.

		(i)	To the Knowledge of the Seller and UT, UT has complied with
all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.
Without limiting the generality of the preceding sentence, UT has obtained and been in compliance with all of the material terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental, Health, and Safety
Laws which are necessary to conduct its business.

		(ii)	To the Knowledge of Seller and UT, UT does not have any
Liability (and UT has not handled or disposed of any substance, arranged for the disposal of any substance, exposed any employee or other individual to any substance or condition, or owned or operated any property or facility in any manner that could form the basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against UT giving rise to any Liability) for damage to any site, location, or body of water (surface or subsurface), for any illness of or personal injury to any employee or other individual, under any Environmental, Health, and Safety Law except with respect to possible such liabilities associated with the use and operation of equipment used in the ordinary course of UT's business, including electromagnetic radiation.

		(iii)	To the Knowledge of the Seller and UT, all properties and
equipment used in the business of UT have been free of asbestos, PCB'S, methylene chloride, trichloroethylene, 1,2-transdichloroethylene, dioxins, dibenzofurans, and Extremely Hazardous Substances other than in de minimus quantities.

	(v)	Certain Business Relationships With UT.  The Seller has not been involved in any business arrangement or relationship with UT except for the lease of certain office space and as stockholders, directors, officers and employees, within the past 12 months. Seller does not own any asset, tangible or intangible, which is used in and material to the business of UT.

	(w)	Disclosure.  The representations and warranties contained in this
Section 3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 3 not misleading.

 	(x)	Seller's Title to Stock.  Seller has good, absolute, and
marketable title to the Stock, free and clear of all liens, claims, encumbrances, and restrictions of every kind; and Seller has the complete and unrestricted right, power, and authority to sell, transfer, and assign the Stock pursuant to this contract.

	(y)	Qualification to do Business.  UT is duly qualified as a foreign corporation in good standing in each jurisdiction where the nature of its activities or its properties owned or leased makes qualification necessary, except for those jurisdictions in which the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on UT's business or results of operations.

	(z) 	Intercorporate Relations.  UT has no subsidiaries and has no direct or indirect equity interest in any other firm, corporation or business enterprise.

	(aa)	Capitalization.  UT is authorized to issue (i) 2,000,000 shares of Class A common stock, par value $.01 per share, 200 of which are duly and validly issued and outstanding; (ii) 150,000 shares of Class B common stock, par value $.01, of which no shares are duly issued and outstanding; and UT has no intention or obligation to issue any other capital stock or other security.

	(bb)	Indebtedness.  Seller has delivered to Buyer true copies of all instruments relating to UT's long-term and short-term indebtedness, and UT is not in any material default or violation of any provision of its outstanding long-term or short-term indebtedness.

	(cc)	Stock Rights.  There are no outstanding options, contracts,
commitments, warranties, agreements, or other rights of any character affecting or relating in any manner to the issuance of UT's capital stock or other securities of UT, or entitling anyone to acquire UT's capital stock or other securities.

	(dd)	Present Status.  Except as set forth in the Acquisition Balance
Sheet, since the Acquisition Balance Sheet date, UT has not incurred any obligations or liabilities except current liabilities in the Ordinary Course of Business; has not discharged or satisfied any liens or encumbrances, or paid any obligations or liabilities, except current balance sheet liabilities and current liabilities incurred since the Acquisition Balance Sheet date in the Ordinary Course of Business; has not declared or made any shareholder payment or distribution or purchased or redeemed any of its securities or agreed to do so; has not mortgaged, pledged, or subjected to lien, encumbrance, or charge any of its assets, except as set forth in the Acquisition Balance Sheet; has not canceled any debt or claim; has not sold or transferred any assets except from inventory in the Ordinary Course of Business; has not suffered any damage, destruction, or loss (whether or not covered by insurance) materially affecting its properties, business, or prospects; has not waived any rights of substantial value; and has not entered into any transaction other than in the Ordinary Course of Business.

	(ee)	Compensation of Officers and Others.  Since the Effective Date,
there has not been any change in any compensation, commission, bonus, or other remuneration payable to any officer, director, agent, employee, or consultant of UT, except for increases in the Ordinary Course of Business consistent with prior practice.

	(ff)	Intentionally Omitted.

	(gg) 	Records.  The respective books of account and minute books of UT are complete and correct in all material respects, and the books of account reflect all those transactions involving UT's business that properly should have been set forth in the books of account.

	(hh)	Broker's Fees.  Neither UT nor Seller is obligated in any way to pay any commission, fee, or other remuneration to any finder, broker, or the like employed by any party in connection with the transactions contemplated by this Agreement or its negotiation, execution, or performance, except for the fees and expenses of Bicknell Advisory Services, Inc., for which Seller shall be solely responsible.

	(ii) 	Accounts Receivable.  Seller warrants that all of the Accounts
Receivable of UT reflected in the Acquisition Balance Sheet and Exhibit H, and all of its Accounts Receivable that have arisen since the Acquisition Balance Sheet date (except Accounts Receivable that have been collected since the Acquisition Balance Sheet date) are valid and enforceable claims that are fully in accordance with their terms collectible except to the extent of the amount of the reserve for bad debts set forth in the Acquisition Balance Sheet, and the reserve is in all material respects adequate.

	(jj)	Purchase Commitments and Outstanding Bids.  No material purchase commitments of UT are in excess of normal, ordinary, and usual requirements of its business, or were made at a price in excess of the market price, or contain terms and conditions more onerous than those usual and customary in the industry or in the Ordinary Course of Business.


4.	REPRESENTATIONS AND WARRANTIES OF THE BUYER

	The Buyer represents and warrants to the Seller that the statements contained in this Section 4 are correct and complete as of the Closing Date, except as set forth in the disclosure schedule attached hereto as Exhibit F and initialed by the Parties ("Buyer's Disclosure Schedule"). The Buyer's Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 4.

	(a)	Organization of the Buyer.  Canterbury is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of Pennsylvania.

	(b)	 Authorization of Transaction.  Canterbury has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Canterbury, enforceable in accordance with its terms and conditions.

	(c)	Noncontravention.  Neither the execution and the delivery of this
Agreement, nor the consummation of the transactions contemplated hereby will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject. Canterbury does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

	(d)	Government Authorization.  Buyer is not required to submit any notice, report or other filing with any governmental authority in connection with the execution or delivery by it of this Agreement or the consummation of the transactions contemplated hereby. Canterbury has made all filings required by the Securities Act of 1933 and the Securities Exchange Act, as amended, and such filings did not contain any material misstatement or omit to state a material fact required to make the statements therein not misleading.

 	(e)	Intentionally Omitted.

 	(f)	Consents.  No consent, waiver or approval of, or notice to, any third party is required or necessary to be obtained by Buyer in connection with the execution and delivery of this Agreement and the performance of Buyer's obligations hereunder.

 	(g)	Investment Intent.  The Stock will be acquired for investment by
Buyer for its own account, not as nominee or agent, and not with a view to the sale or distribution of any part thereof; Buyer has no present intention of selling, granting any participation in or otherwise distributing the Stock; Buyer does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Stock. Buyer understands and acknowledges that the sale of the Stock pursuant to this Agreement will not be registered under the federal or state securities laws on the ground that the sale provided for in this Agreement is exempt under such securities laws, and that Seller's reliance on such exemption is predicated on Buyer's representations set forth herein.

5.	CERTAIN OTHER AGREEMENTS

 	The Parties further agree as set forth below in this Section 5:

	(a)	Non-Compete.  Ceridian agrees not to compete against the business of UT, as it existed or was planned to exist at Closing, for a period of three (3) years from the Closing. CITI and UT each agree that this non-compete covenant does not apply to training and other related services offered by Ceridian related to Ceridian products and services sold to its current or future customers or the customers of Persons in which Ceridian has or will enter into strategic alliances, specifically excluding strategic alliances related to training associated with PeopleSoft, Oracle and SAP enterprise resource planning ("ERP" products. The Parties acknowledge that for the purposes of this Section 5(a), the phrase "business of UT, as it existed or was planned to exist at Closing" shall mean the services associated with the development and delivery of customized client training programs in support of client in-house ERP systems such as PeopleSoft, Oracle and SAP, or client proprietary in-house ERP applications, using a blend of traditional and electronic delivery technology.

 	(b)	Personnel Matters.  It is CITI's and Ceridian's intention to cause an orderly transition of employee benefits from Ceridian maintained or sponsored plans to benefit plans CITI has put in place for UT employees at the time of the Closing. Ceridian and CITI agree to assist each other in the transition of benefits to UT employees in order to insure minimal employee disruption during the transition.

		(i)	401(k) Plan.  The funds of any employees of UT contained in
any Ceridian sponsored 401(k) plan shall remain in such plan(s) until such time as permitted by law or plan document to be distributed to any such employee at such employee's direction.  The employees of UT shall have the right to join the existing 401(k) program in effect at CITI subject to its terms and conditions.

		(ii)	Ceridian Employee Stock Purchase Plan.  The funds of any
employees of UT held to purchase Ceridian stock under Ceridian's Employee
Stock Purchase Plan will be returned to such employees pursuant to the terms of such plan following the Closing.

		(iii)	Pension Plan.  Employees of UT that participate in
Ceridian's pension plan ceased active participation as of August 31, 2001. Ceridian will retain all current and future liability for any existing pension plan benefits for existing UT employees.

		(iv)	CITI Employee Stock Purchase Plan.   Employees of UT will
become eligible to participate in the CITI Employee Stock Option Plan subject to its terms and conditions.

		(v)	Health and Welfare Plans.

 			(1)	Continuation of Benefits.  Until the Closing Date,
Ceridian will have continued to provide and administer for the benefit of UT employees the employee welfare benefit plans, dependent care assistance plans and fringe benefit plans in place for such employees immediately prior to the Effective Date (the "Current Benefit Plans"). Current Benefit Plans include, but may not be limited to, long-term disability insurance, life insurance, accidental death and dismemberment insurance, dependent life insurance, business travel accident insurance, medical coverage, dental coverage, vision coverage, employee assistance program, and cafeteria plan medical and dependent care flexible spending accounts.

 			(2)	Termination of Benefits.  All UT employees will cease
to participate in and to be entitled to any benefits under the Current
Benefit Plans as of the Closing Date, except to the extent that benefits are earned prior to the Closing Date under any such plan and payable following the Closing Date.  No UT employee or person claiming benefits under a Current
Benefit Plan by reason of his or her relationship to a UT employee will have any right to continue to earn or receive benefits under any Current Benefit
Plan following the Closing Date under any federal or state law relating to benefit continuation.

 			(3)	Allocation of Benefit Costs.  Ceridian will record
all costs incurred by Ceridian and any of the Current Benefit Plans that are attributable to UT employees after the Effective Date, including, but not limited to: all insurance premiums paid for coverage of such employees and their dependents after the Effective Date; all medical, dental and vision benefits paid under any self-insured plan for expenses incurred after the Effective Date; all charges for employee assistance programs after the Effective Date; and, separately, all reimbursements made under a cafeteria plan flexible spending account after the Effective Date.

 			(4)	Indemnification.  CITI shall, within 30 days of a
written demand by Ceridian, pay to Ceridian the aggregate costs of providing benefits to UT employees and their dependents under the Current Benefit Plans after the Effective Date, excluding cafeteria plan spending account reimbursements. Ceridian may make such demand at any time following the Closing Date and may, from time to time, make further demand; provided that no demand may be made more than 15 months after the Closing Date.

 			(5)	Cafeteria Plan Adjustment.  The amount payable to
Ceridian under the preceding paragraph will be increased by the Net Cafeteria Plan Loss or decreased by the Net Cafeteria Plan Gain, as the case may be.
Net Cafeteria Plan Loss means an excess of (a) total contributions received by Ceridian from UT employees prior to the Closing Date for allocation to medical and dependent care assistance flexible spending accounts under Ceridian's cafeteria plan, over (b) the total amount of reimbursements made to UT employees from medical and dependent care assistance flexible spending accounts under Ceridian's cafeteria plan for the plan year in which the

Effective Date occurs. Net Cafeteria Plan Gain means an excess of (b), above, over (a), above. An adjustment under this paragraph shall be made at the time of each demand made under the preceding paragraph based on the data then reasonably available to Ceridian.

  			(6)	New UT Benefit Plans.  CITI shall assure that, from
the Closing Date, welfare and benefit plans are provided to employees of UT.

	(c)	Receipt and Transfer of Funds; Accounts Receivable.

		(i)	Receipt and Transfer of Funds from Effective Date through
Closing. CITI shall reimburse Ceridian for all funds advanced by Ceridian to UT during the period between the Effective Date and the Closing, including but not limited to such funds related to UT payroll, accounts payable and sales taxes. At the Closing, CITI will reimburse Ceridian for all of such funds reflected in an invoice that will be delivered by Ceridian prior to the Closing. Within thirty (30) days after the Closing, Ceridian will invoice
CITI for any remaining funds that were not paid at Closing. CITI will pay such final invoice upon receipt.

		(ii)	Accounts Receivable.  All UT Accounts Receivable as of the
Effective Date that remain uncollected (in excess of any Accounts Receivable reserve reflected on the Acquisition Balance Sheet) can, at CITI's election, be put back to Ceridian one hundred eighty (180) days after Closing for Ceridian to pursue collection and receive the proceeds thereof. Ceridian shall be responsible for ninety percent (90%) of such Accounts Receivable put back to it by CITI, except for any PDI receivable for which Ceridian shall be one hundred percent (100%) responsible. The amount of the principal (and associated interest payment) on the one million two hundred thousand dollar ($1,200,000) promissory note due to Ceridian on the first anniversary of Closing will be reduced by a) ninety percent (90%) of the amount of the Accounts Receivable put back to Ceridian, except for any PDI receivable put back to Ceridian, plus interest on such amount at seven percent (7%) from the date of the put to the first anniversary of Closing, and b) one hundred percent (100%) of the amount of the PDI receivable put back to Ceridian plus interest on such amount at seven percent (7%) from the date of the put to the first anniversary of Closing.

	Subsequent to Closing, Canterbury will provide Ceridian with a monthly progress report on its good faith efforts to collect accounts receivable amounts subject to the put back to Ceridian.

	(d)	Purchase of Formerly Leased Computers.

		(i)	Buyout of UT Computer Lease.  Prior to the Closing,
Ceridian will purchase all of California First Leasing Corporation's ("CalFirst", formerly Amplicon, Inc.) and Hitachi Credit America
Corporation's ("Hitachi") interest in the Lease Agreement Order OL-10762 and Lease Schedule 01 that had been entered into by UT.

		(ii)	Purchase of Computers by UT. As a result of this buyout and
as a condition to the Closing, Ceridian shall sell to UT IBM PC computers and related equipment and software (the "Computers") as identified by make and serial number on Exhibit J as annexed hereto.

		(iii)	Payment for Computers by UT.  At Closing, UT agrees to pay
Ceridian for the Computers with a promissory note in the amount three hundred sixty four thousand seven hundred three and 01/100 ($364,703.01) dollars as annexed hereto as Exhibit K ("Computer Promissory Note"). The Computer
Promissory Note will incur interest at the rate of three and 75/100 (3.75%) percent per annum, will be payable monthly beginning October 28, 2001, and will be secured by a security interest in the Computers. CITI shall guarantee all obligations of UT under the Computer Promissory Note pursuant to a guarantee agreement.

		(iv)	Additional Documentation.  CITI and UT each agree to
provide and execute such other documents as may be necessary to perfect Ceridian's security interest in the Computers.

		(v)	Condition of Computers.  CITI and UT acknowledges that the
Computers have been sold to UT without any warranty or representation, either expressed or implied, as to the fitness, quality, condition, merchantability or performance and that the Computers were purchased in an "As is, where is and with all faults" condition.

	(e)	Cessation of Use of Ceridian Name.  From the Closing Date,
neither CITI nor UT shall use the name "Ceridian" or any derivative thereof; provided, however, that UT may continue to use marketing, promotional and other non-contractual materials containing the name "Ceridian" until the later of (i) ninety (90) days from the Closing Date or (ii) until the supplies of such materials in existence on the date of this Agreement are exhausted.

 	(f)	Tax Matters.

		(i)	Cooperation.  Ceridian, UT and CITI shall cooperate with,
and make available to, each other such tax data, Tax Returns and other information as may be reasonably required in connection with (i) the preparation or filing of any Tax Return, election, consent or certification, or any claim for refund, (ii) any determinations of liability for Income
Taxes, or (iii) any audit, examination or other proceeding in respect of Income Taxes ("Tax Data"). Such cooperation shall include without limitation making their respective employees and independent auditors reasonably available on a mutually convenient basis for all reasonable purposes, including without limitation to provide explanations and background information and to permit the copying of the books, records, schedules, work papers, notices, revenue agent reports, settlement or closing agreements and other documents containing the Tax Data ("Tax Documentation").

 		(ii)	Retention.  The Tax Data and the Tax Documentation,
including, the books, records, schedules, work papers, notices, revenue agent reports, settlement or closing agreements and other documents containing the Tax Data shall be retained until one year after the expiration of the applicable statute of limitations (including extensions thereof); provided, however, that in the event a tax claim or proceeding, an audit, examination, investigation or other proceeding has been instituted prior to the expiration of the applicable statute of limitations (or in the event of any claim under this Agreement), the information shall be retained until there is a final determination thereof (and the time for any appeal has expired).

 		(iii)	Income Taxes.  For Tax periods that begin on or prior to
the Closing Date and end after the Closing Date ("Straddle Periods"), Income Taxes shall be allocated and apportioned to the parties on the basis of an interim closing of the books as of the end of the Closing Date. Ceridian shall be responsible for Income Taxes relating to the portion of the period ending on the Closing Date and CITI shall be responsible for Income Taxes relating to the portion of the period after the Closing Date. Ceridian shall prepare the interim closing of the books by November 15, 2001 and submit such
closing to CITI for its review and approval.   If the Parties are unable to
agree on the interim closing, the dispute shall be submitted by the Parties to a mutually agreeable accounting firm for resolution, with each party paying 50% of the relevant fees of the accounting firm. The Income Tax
Returns for such Straddle Periods shall be prepared by Ceridian.

		(iv) 	State Tax Returns.  Ceridian agrees to deliver to Buyer
prior to October 31, 2001, copies of State Tax Returns for UT for fiscal year 2000.

	(g)	Post-Closing Access.  For a period of three years after the
Closing, CITI shall afford Ceridian reasonable access to all the books and records relating to the Corporate Assets and the business of UT for matters related to (i) the preparation of Ceridian's SEC filings or audit, (ii) any other reasonable need of Ceridian relating to UT's operation of its business prior to the Closing, or (iii) any claim asserted against Ceridian. Such access shall be afforded by CITI upon the receipt of reasonable advance notice and during normal business hours and shall be had or done in such a manner so as not to interfere with the normal conduct of business of CITI.

	(h)	Additional Documentation.  The Parties acknowledge that further agreements and documents both prior to and subsequent to Closing, in addition to the Exhibits appended hereto, may be required in order to effect the transactions contemplated hereunder. Each Party agrees to provide and execute such other and further agreements or documentation as, in the opinions of respective counsel, are reasonably necessary to effect the transactions contemplated hereunder and to maintain regulatory and legal compliance. Furthermore, Ceridian agrees to fully cooperate in providing requested information, documentation and records in any audit of UT initiated by CITI, in a timely and cost effective manner.

	(j)	Set-off.  Any other payment owed by Ceridian to CITI under this
Agreement, by indemnification or otherwise, shall be deducted from each payment to Ceridian on said Promissory Note at the yearly anniversary date of the Closing, in amounts accepted by Ceridian.

6.	CONDITIONS TO OBLIGATION TO CLOSE

	(a)	Conditions to Obligation of the Buyer.  The obligation of the
Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

		(i)	 the representations and warranties set forth in Section 3
above shall be true and correct in all material respects at and as of the Closing Date;

		(ii)	 no action, suit, or proceeding shall be pending or
threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator, wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) affect adversely and materially the right of the Buyer to own the Corporate Assets and to operate UT;

		(iii)	 the Seller shall have delivered to the Buyer a certificate
to the effect that each of the conditions specified above in Section 6(a)(i)-
(ii) is satisfied in all respects;

		(iv)	 The Seller and the Buyer shall have received all
authorizations, consents, and approvals of governments and governmental agencies, if any, referred to in Section 3(c) and Section 4(c) above;

		(v) 	 the Buyer shall have received assurance that all employee
issues and benefits in the future, such as 401(k) plans, health plans and waiver of waiting period for plans, are resolved to Buyer's sole satisfaction;

		(vi) 	 the Buyer shall be solely satisfied with its due diligence
of UT;

		(vii)	 a Debt Subordination Agreement, in form satisfactory to
Buyer, shall be executed between Commerce Bank, N.A. and Ceridian;

		(viii) the executed employment contract with Paul Cooke will become effective immediately at the Closing;

		(ix)	 compliance with miscellaneous covenants of Seller in
Section 5 and elsewhere in this Agreement; and

 		(xi)	all actions to be taken by the Seller in connection with
consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

	The Buyer may waive any condition specified in this Section 6(a) if it executes a writing so stating at or prior to the Closing.

	(b)	Conditions to Obligation of the Seller.   The obligation of the
Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

		(i)	the representations and warranties set forth in Section 4
above shall be true and correct in all material respects at and as of the Closing Date;

		(ii)	no action, suit, or proceeding shall be pending or
threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, or charge shall be in effect); and

		(iii)	all actions to be taken by the Buyer in connection with
consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Seller.

	The Seller may waive any condition specified in this Section 6(b) if it executes a writing so stating at or prior to the Closing.


7.	Intentionally Omitted


8.	INDEMNIFICATION

	(a)	Survival of Representations and Warranties.  All of the
representations and warranties of each of the Parties contained in this Agreement shall survive the Closing and continue in full force and effect thereafter for a period of three (3) years following the date of Closing (the last day of which shall be the "Expiration Date").

	(b)	Indemnification Provisions for Benefit of the Buyer.  Subject to
the limitations set forth in Section 8(e) below:

		(i)	In the event the Seller breaches any of its material
representations and warranties contained in this Agreement, and, provided that the Buyer makes a written claim for indemnification against the Seller prior to the Expiration Date, then Seller agrees to indemnify the Buyer from and against the entirety of any Losses that result directly from such breach in an amount up to the total purchase price paid the Buyer may suffer through and after the date of the claim for indemnification including any Losses the Buyer may suffer after the end of any applicable survival period resulting from, arising out of, relating to, in the nature of, or caused by the breach. Furthermore, in the event Seller breaches any of its material covenants contained in this Agreement, and, provided that the Buyer makes a written claim for indemnification against the Seller, then Seller agrees to indemnify the Buyer from and against the entirety of any Losses that result directly from such breach in an amount up to the total purchase price paid the Buyer may suffer through and after the date of the claim for indemnification including any Losses the Buyer may suffer after the end of any applicable survival period resulting from, arising out of, relating to, in the nature of, or caused by the breach. CITI shall have the right to set off the cumulative amount (including imputed interest) of any indemnity claims, in amounts accepted by Ceridian, annually against the principal and interest amounts owed to Ceridian under the Promissory Note on the first, second and third anniversaries of Closing; and if that set-off sum is not sufficient to fully reimburse CITI for any accepted indemnity claims, then the excess shall be reimbursed by Ceridian to CITI.

		(ii)	For purposes of this Section 8, the term "Losses" shall
mean all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

		(iii)	Notwithstanding anything to contrary contained herein,
Seller does not agree to and shall not indemnify Buyer for any Losses which have a Basis that arises or occurs after the Closing.

 	(c)	Matters Involving Third Parties.

		(i)	If any third party shall notify any Party (the "Indemnified
Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the
"Indemnifying Party") under this Section 8, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any
Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

		(ii)	Any Indemnifying Party will have the right to defend the
Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notified the Indemnified Party in writing with 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will, to the full extent required by this Agreement, indemnify the Indemnified Party from and against the entirety of any Losses the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying
Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damage and does not seek an injunction or other equitable relief,
(D) settlement of, or an adverse judgment with respect to, the Third Party
Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a prejudicial custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

		(iii)	So long as the Indemnifying Party is conducting the defense
of the Third Party Claim in accordance with Section 8(c)(ii) above, (A) the
Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified
Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C)
the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

		(iv)	In the event any of the conditions in Section 8(c)(ii)
above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Losses the Indemnified Party may suffer, result from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8.

	(d)	Indemnification Provisions for Benefit of the Seller.

		(i)  	In the event the Buyer breaches any of its material
representations and warranties contained in this Agreement, and, provided that the Seller makes a written claim for indemnification against the Buyer prior to the Expiration Date, then Buyer agrees to indemnify the Seller from and against the entirety of any Losses that result directly from such breach that the Seller may suffer through and after the date of the claim for indemnification including any Losses the Seller may suffer after the end of any applicable survival period resulting from, arising out of, relating to, in the nature of, or caused by the breach. Furthermore, in the event Buyer breaches any of its material covenants contained in this Agreement, and, provided that the Seller makes a written claim for indemnification against the Buyer, then Buyer agrees to indemnify the Seller from and against the entirety of any Losses that result directly from such breach that the Seller may suffer through and after the date of the claim for indemnification including any Losses the Buyer may suffer after the end of any applicable survival period resulting from, arising out of, relating to, in the nature of, or caused by the breach.

		(ii)	For purposes hereof, the term "Losses" shall have the same
meaning as set forth in Section 8(b)(ii) above, and all other capitalized terms shall have the meaning elsewhere provided in this Agreement.

	(e)  	Limitations and Conditions on Indemnification.   Except as
otherwise specifically provided in this Agreement:

		(i)	Indemnity obligations of the Buyer hereunder shall be
satisfied through the payment of cash. Indemnity obligation of Seller hereunder shall be satisfied through set offs of monies due Seller by Buyer, and then by cash.

		(ii)	Except as specifically set forth in this Agreement, no
Party shall be entitled to indemnity for claims or conditions which have been waived by such Party.

		(iii)	Upon making a claim for indemnification, the Indemnifying
Party shall be subrogated, to the extent of such payment, to any rights that the Indemnified Party may have against any other Parties with respect to the subject matter underlying such indemnified claim.

		(iv)	Each Party's rights under Section 8 hereof (as specifically
limited thereby) shall be the exclusive means by which such Party shall seek money damages against another Party in connection with the transactions contemplated hereby.


9.	MISCELLANEOUS

	(a)	Intentionally Omitted.

 	(b)	No Third-Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

	(c)	Entire Agreement.  This Agreement (including the Exhibits,
Schedules and other documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

	(d)	Succession and Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. Seller may not assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Buyer. Buyer, however, upon written notice, may assign any or all of its rights, interest or obligations hereunder.

 	(e)	Counterparts.  This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this Agreement. When counterparts of facsimile copies have been executed by all Parties, they shall have the same effect as if the signature to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The Parties agree that all such signatures may be transferred to a single document upon the request of any Party.

	(f)	Headings.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

	(g)	Notices.  All notices, requests, demands, claims, and other
communications given or delivered under or by reason of the provisions of the Agreement will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is personally delivered and signed for, sent by reputable overnight delivery service or by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Seller:				Copy to:

Robert J. Severson			Ceridian Corporation
Senior Vice President			Attn:  Office of the General Counsel
Ceridian Corporation			3311 East Old Shakopee Road
3311 East Old Shakopee Road		Minneapolis, MN 55425-1640
Minneapolis, MN  55425-1640		(952) 853-4077
(952-853-5533  				(952) 853-3413 (fax)
(952) 853-7272 (fax)

If to the Buyer:				Copy to:

Kevin J. McAndrew, President		William N. Levy, Esquire
Canterbury Consulting Group, Inc.	Levy & Levy, P.A.
1600 Medford Plaza			Plaza 1000, Suite 309
Route 70 & Hartford Road		Main Street
Medford, NJ 08055				Voorhees, NJ 08043
(609) 953-0044				(856) 751-9494
(609) 953-0062 (fax)			(856) 751-9779 (fax)

Any Party may send any notice, request, demand, claim, or other communication hereunder to the recipient at the address set forth above using any other means (including personal delivery, expedite messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand other communication shall be deemed to have been duly given unless and until it actually is received by its intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other' communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

	(h)	Governing Law.  This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New Jersey without giving effect to any choice or conflict of law provision or rule (whether of the State of New Jersey, or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New
Jersey.

	(i)	Amendments and Waivers.  No amendment or waiver of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

	(j)	Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

	(k)	Expenses and Brokers/Finders' Fees.  Ceridian and CITI shall bear its own costs associated with this Agreement, the Closing, and all ancillary or related measures, including without limitation, costs of attorneys' fees, accountants' fees, or other costs or expenses, without right or recourse from the other. However, without limiting the foregoing, CITI will be responsible for any external auditing fees and expenses that are incurred as a result of this transaction and Ceridian shall be responsible for all fees and expenses of any "Finders" including but not limited to Bicknell Advisory Service, Inc.

	(l)	Intentionally Omitted.

	(m)	Construction.  The Parties have participated jointly in the
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

	(n)	Specific Performance.  Each of the Parties acknowledges and
agrees that any other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that any other Party, shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity (except as limited by this Agreement).

 	(o)	Arbitration.  All claims, disputes and other matters in question hereunder arising out of or relating to this Agreement or the transactions contemplated herein shall be decided by binding arbitration in accordance with the rules of the American Arbitration Association unless the parties mutually agree otherwise. Such arbitration shall take place in Philadelphia, Pennsylvania. The award rendered by the arbitrator shall be final, and judgment may be entered upon in accordance with applicable law in any court having jurisdiction thereof.



	IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.


 	CANTERBURY CONSULTING GROUP, INC.


By:   /s/Kevin J. McAndrew
   ----------------------------------------------------------
 	Kevin J. McAndrew, President


 	CERIDIAN CORPORATION


By:   /s/Robert J. Severson
   ----------------------------------------------------------
	Robert J. Severson, Senior Vice President - Technology

                                  EXHIBIT A


                           Intentionally Left Blank





















































                                  EXHIBIT B

                            FINANCIAL STATEMENTS

                UNAUDITED BALANCE SHEET AND INCOME STATEMENT

                      FOR YEAR ENDED DECEMBER 31, 2000









































	               USERTECH
	             Balance Sheet
	        As of December 31, 2000
	              (in 000's)


		 			 		As of
		                          Dec. 31, 2000
 						  -------------
Assets
	Current Assets:
	Cash						  450
 	Accounts Receivable 	 		3,686
	Other Receivables				    0
	Deferred Taxes - Current		   95
	Prepaid Rent				   65
	Other prepaid and other current	    0
							-----
	    Total Current Assets		4,296

	Fixed Assets				  311
	Deferred taxes non-current		   64
	Goodwill & Intangibles 			2,073
							-----
Total Assets	 				6,744
							=====

Liabilities
	Deferred Income 				  102
	Accounts Payable	 			  555
	Employee Benefits	 			  462
	Accrued Income Taxes			 (930)
	Sales & Real Estate Taxes	 	    1
	Other Accruals				   17
							-----
Total Liabilities 	 			  207
							=====
 							-----
Pro Forma Net Worth	 			6,537
							=====


























                                  EXHIBIT C

                            FINANCIAL STATEMENTS

                         UNAUDITED INCOME STATEMENT

                  FOR THE EIGHT MONTHS ENDED AUGUST 31, 2001









































	               USERTECH
	             Balance Sheet
	         As of August 31, 2000
	              (in 000's)


		 			 		As of
		                          Aug. 31, 2001
 						  -------------
Assets
	Current Assets:
	Accounts Receivable 	 		2,550
	Other Receivables				   43
	Deferred Taxes - Current		   47
	Prepaid Rent				   21
	Other prepaid and other current	   19
							-----
	    Total Current Assets		2,679

	Fixed Assets				  129
	Deferred taxes non-current		   28
	Other Deferred Assets
							-----
Total Assets	 				2,836
							=====

Liabilities
	Deferred Income 				   53
	Accounts Payable	 			  120
	Employee Benefits	 			  242
	Accrued Income Taxes			    0
	Sales & Real Estate Taxes	 	    0
	Other Accruals				    5
							-----
Total Liabilities 	 			  420
							=====
 							-----
Pro Forma Net Worth	 			2,416
							=====



























                                 EXHIBIT D-1

                          ACQUISITION BALANCE SHEET

                           UNAUDITED BALANCE SHEET

                           AS OF SEPTEMBER 1, 2001









































	               USERTECH
	        Opening Balance Sheet
	          September 1, 2001
	              (in 000's)


Pay Days		 				23
Work Days		 				22

		 			 		As of
		                          Sept. 1, 2001
 						  -------------
Assets
	Current Assets:
	Accounts Receivable 	 		2,550
	Other Receivables				   43
	Deferred Taxes - Current		   47
	Prepaid Rent				   21
	Other prepaid and other current	   19
							-----
	    Total Current Assets		2,679

	Fixed Assets				  494	***
	Deferred taxes non-current		   28
	Other Deferred Assets
							-----
Total Assets	 				3,201
							=====

Liabilities
	Deferred Income 				   53	Deferred Revenue (schedule
 							 	attached)
	Accounts Payable	 			  120	Comprised of A/P ($109K),
 								Training accrual ($1K), and
 								Tradeshow accrual ($10K).
	Employee Benefits	 			  308	Comprised of Exec. Bonus
 								($44K), P/R accrual ($154K),
 								Commissions accrual ($21K),
		 						and PDO accrual ($89K).
	Accrued Income Taxes			    0
	Sales & Real Estate Taxes	 	    0
	Long Term Capital Lease	 		  365	***
	Other Accruals				    5	President's Awards accrual
 							-----	($5K).
Total Liabilities 	 			  851
							=====	 												-----
Pro Forma Net Worth	 			2,350
							=====
***	NOTE:
	The promissory note for the IBM laptops is treated as a capital lease
 	for this presentation, even though the note is not in effect until the
 	closing on September 28, 2001.












                                 EXHIBIT D-2

                   SEPTEMBER 1, 2001 SCHEDULE OF ASSETS






















































                                  EXHIBIT E

            SELLER'S DISCLOSURE SCHEDULE - SECTION 3 (a) through (jj)













































                                                                    EXHIBIT E

                     SELLER'S DISCLOSURE SCHEDULE


	Attached hereto is the "Seller's Disclosure Schedule" referred to in
Section 3 of the Stock Purchase Agreement dated as of September 28, 2001 (the "Agreement"), by and between Canterbury Consulting Group, Inc., a Pennsylvania corporation ("Canterbury", "CITI" or "Buyer"), and Ceridian Corporation, a Delaware corporation ("Ceridian", "Shareholder" or "Seller") and sole stockholder of User Technology Services Inc., a New York corporation ("UT"). Descriptive headings in the attached Seller's Disclosure Schedule are inserted for reference purposes only and shall not (i) modify or affect the representations and warranties contained in the Agreement to which such section of the attached Seller's Disclosure Schedule relates, or (ii) limit the scope or type of information to be set forth in such section of the attached Seller's Disclosure Schedule pursuant to the Agreement.

	The parties acknowledge delivery of the attached Seller's Disclosure Schedule and, except as noted herein, Buyer acknowledges receipt of copies of the various written contracts and agreements referenced in the Seller's Disclosure Schedule as of September 28, 2001.

 	 				 	Canterbury Consulting Group, Inc.


	 				 	By:/s/Kevin J. McAndrew
 						   --------------------------------------
 	      				   Kevin J. McAndrew
 	      				   President


	 					Ceridian Corporation


	 				 	By:/s/Robert J. Severson
 						   --------------------------------------
	      				   Robert J. Severson
	      				   Senior Vice President - Technology



















 								                 Section 3(c)
 										 Noncontravention

(iii) 1.	GSA Schedule Contract No. GS-35F-0337L.

 		UT has a GSA schedule contract with the federal government. This schedule sets out certain services that the federal government may buy from UT, and the prices and terms for those purchases. The GSA number was obtained by UT on April 11, 2001 and is effective until April 10, 2006. UT has not yet obtained any contracts with the government under this GSA schedule. Immix Group, the consulting firm that assisted UT in obtaining its GSA schedule, has informed UT that a change in ownership will require UT to file a novation agreement with the federal government. Copies of the materials provided by Immix Group to UT have been provided to Buyer.


								                 Section 3(d)
 										  Title to Assets

1.	UT's employee population is over 70% remote, or virtual.  UT defines
 	remote employees as those who use their home as their primary workplace when they are not at a client site. To facilitate work from home offices, UT may provide the following company-owned assets to remote employees: a laptop computer or computers; software; a printer; a zip drive, and a fax machine. In addition, UT pays for the monthly cost of a business phone line in each remote employee's home. Employees are directed to have the phone set up in UT's name, and billed directly to the UT Headquarters office in East Norwalk, CT. For certain key employees, UT also reimburses the cost of a business-related cell phone or pager. Furthermore, UT provides each remote employee with a $200 stipend 90 days following the date of hire, for use in purchasing office equipment that the employee will use in performing work for UT. The purchased equipment, though reimbursed through the stipend, remains the property of the employee. All other office equipment originally owned or purchased by a remote employee and used in the remote employee's home in the course of normal company business is the property of the employee, and not an asset of UT. Examples of equipment owned by remote employees and used for UT business include, but are not limited to: telephones, telephone headsets, filing cabinets, desks, and office chairs.


								                 Section 3(f)
									   Financial Statements


1. 	In connection with this transaction, at Buyer's request, certain
	accruals, Accounts Receivable and reserves were removed, adjusted or transferred from UT's books effective July 31, 2001 and August 31, 2001, including, but not limited to, the following:

		* Accounts Receivable and reserves for Integrated Health
		  ($83,030.45), Skill Set Software ($65,981.54), Envision
		  ($33,964.60), and Mail.com ($10,500).
		* Reclassification of the balance of Unbilled Receivables to
		  Trade Receivables.
		* $92,288.09 receivable related to East Norwalk facility
 		  improvement.

	All receivables have been transferred to Ceridian. Ceridian is pursuing the collection of such receivables for its own benefit.

2.	See disclosure contained in Section 3(j) below.  No accruals have been
	established on the books of UT for any potential liability associated with the disclosed tax filings that were not made by UT.


								                 Section 3(g)
				  Events Subsequent to Most Recent Calendar Month End

(i)	1.	In connection with the closing of UT's offices at 150 South
		Wacker Drive, Chicago, IL, UT will dispose of or has disposed of certain unwanted office equipment that in the aggregate may have a value in excess of $1,000.

(ii)	1.	Sublease Agreement, dated September 28, 2001, between Ceridian
		and UT relating to approximately 2,367 square feet of space located at One Selleck Street, East Norwalk, CT. Copies of underlying Lease Agreement with landlord also provided.

	2. 	Assignment and Assumption Agreement, dated September 28, 2001,
		between Ceridian and UT related to lease pertaining to property located at Park 80 West Plaza Two, Saddlebrook, NJ. Copies of underlying Lease Agreement with landlord also provided.

	3.	Apartment lease at 12321 Oak Creek Lane, #1723, Fairfax, VA.
		Lease transferred from Ceridian to UT/Canterbury on September 6, 2001. In addition, a Cort Furniture Rental Lease #793555 between Ceridian and Cort to furnish the Fairfax, VA apartment was also transferred to UT effective September 1, 2001.

(iii)	1.	UT plans on terminating its current contract with PSINet.  See
		disclosure in Section 3(m)(ii) below. Such disclosure is incorporated by reference.

(v)	1.	Terminated Lease Agreement Order OL-10762 and Lease Schedule 01
		between UT and California First Leasing Corporation (f/k/a
		Amplicon) (the "Amplicon Computer Lease").

		The Amplicon Computer Lease would have been in default upon a change of control of UT. On August 16, 2001, UT has terminated the Computer Lease in exchange for a payment of $676,721, plus applicable taxes that was funded by Ceridian. UT will receive the computers and related equipment under such Computer Lease ("Computers"). Ceridian funded the $676,721 plus tax payment on behalf of UT in exchange for the Computers. Ceridian has permitted UT to use 95 of these Computers until the Closing. At the Closing, Ceridian will sell the 95 Computers to CITI. Copies of the Amplicon Computer Lease, the Termination Agreement and Bill of Sale have been provided to Buyer.

(ix)	  1.	See disclosure found in Section 3(f) above relating to
		adjustments to UT's financial statements. Such disclosure is incorporated herein by reference.

(xviii) 1.	Heather Ryan has taken an unpaid personal leave of absence.  Ms.
		Ryan plans on returning from her leave in November of 2001.


								                 Section 3(j)
 							  Tax and Other Returns and Reports

1.	Income Taxes - Income tax returns have not been filed in the following
	jurisdictions in which UT had payroll and sales during at least one of the years 1995 through 2001.

 		Jurisdiction			  Payroll and/or Sales Since
 		------------			  --------------------------
		District of Columbia			      1997
		Maryland					      1996
		Michigan					      1996
		Rhode Island				      1998
		Texas						      1995
		Wisconsin					      1996

2.	Personal Property tax - UT owned personal property, principally laptop
 	computers and printers that were used in the following states in which it did not file personal property tax returns.

 				California
 				Colorado
 				Georgia
 				Kansas
 				Maryland
 				Michigan
 				Missouri
 				Nevada
 				New Mexico
 				North Carolina

 				Ohio
 				Oklahoma
 				Texas

3.	Sales & Use tax - UT did not file sales and use tax returns in the
 	following states.

 			Jurisdiction		Reason
 			------------ 		------
			District of Columbia	no nexus
 			Hawaii			no revenue
 			New Mexico			no property/no revenue until 2000
 			South Dakota		no revenue
 			Tennessee			no payroll/no property


								                 Section 3(k)
 									  Intellectual Property

(iii)	The following is a list of each material item of Intellectual Property
 	that is owned by a third party or used by UT pursuant to license, sublicense, agreement or permission:

	1.	Centra Master License Agreement, effective February 23, 2000,
 		between Centra Software, Inc and UT. Symposium and Conference distance learning applications.
 	2. 	Oracle Alliance Agreement, dated June 28, 1999, between Oracle
 		Corporation and UT.  Ability to modify Oracle products for
 		customers.
 	3. 	License and Consultant Agreement, dated July 6, 2000, between
 		Global Knowledge Network, Inc. and UT.  OnDemand development
 		tool.
 	4. 	Microsoft Open License Order Confirmation, dated December 5,
 		2000, between UT and Microsoft. Office Professional 2000 software.

 	UT has delivered to Buyer correct and complete copies of all of the above-mentioned material licenses, sublicenses, agreements and permissions.


								                 Section 3(m)
 											  Contracts

(i)	1.	Lease No. 001029690-001 and No. 001029690-002 with Dell Financial
 		Services LP and UT.

 	2. 	Photocopier Lease Agreement between UT and Xerox Corporation
 		dated February 27, 2001.  Pertains to Saddlebrook, NJ facility.

 	3.	Cort Furniture Rental Lease Agreement #793555 between Cort and
 		UT.  See disclosure found in Section 3(g)(ii)(3) above.

 	4.	Telephone contracts.

 		* East Norwalk, CT.  The Norwalk CT office telephone system
 		  consists of an Avaya Definity 4 system with 132 extensions including 20 active analog ports, 79 Direct Inward Dial extensions, and 33 system lines. The current system was on a 60-month lease ending in June 2001. UT is currently on a month-to-month plan with Comdisco for $2456.92 per month and a maintenance contract with Avaya for $743.70 per month for a monthly total of $3,200.62.
 		* Saddlebrook, NJ.  The Saddlebrook telephone system is a Lucent
 		  Merlin Legend with 51 known extensions including 10 active Direct Inward Dial extensions, 10 Unassigned Direct Inward Dial extensions, 19 Direct Inward Dial extensions (with active mailboxes) assigned to former employees. The rest of the extensions are for the conference room, kitchen, Breakout Rooms, etc. This system was purchased for UT's former Chicago office and moved to Saddlebrook during the construction of that office. Since UT owns the system, there is only a monthly maintenance contract from Exp@nets. This 60-month contract expires on 1/5/2003 and costs UT $775.38 per month.
 		* Columbus, OH.  The Columbus office uses a service from
 		  Ameritech with no additional hardware. Monthly telephone charges average around $300.00.

(ii)	1.	UT has certain agreements/purchase orders that are on an as
 		needed basis with Print Plus, Kinkos and other office supply vendors that are open ended and may result in the payment of $5,000 annually.

	2.	Lease Agreement No. 6963198-001 with Quest Technology Finance
 		Lease Agreement dated July 25, 2001. Network VPN Services Agreement with Quest Internet Solutions, Inc. dated May 9, 2001.

		UT has entered into a one-year agreement with Quest to provide dial-up Internet and Virtual Private Network (VPN) services to \ all of UT's employees. The agreement includes the FMV lease of two routers, payable over two years. The service is scheduled to commence in August 2001. UT has not terminated its current provider PSINet. Thirty-days notice is required to terminate the PSINet contract.

	3.	Synergy Systems.

		UT has acquired a bank of service hours from its primary computer network vendor that has a balance as of August 15, 2001 of 75 hours at a pre-paid rate of $135/hour.

	4.	The following is a list of contracts with existing customers of
 		UT that provide for UT furnishing services to its customers, the performance of which may extend over a period of more than one year and/or involve consideration in excess of $5,000:

		Customer Name 			Contract No.
 		------------- 			------------
		ABB BUSINESS SERVICES 		ABB003
 		ALLIANT 				To be Assigned
 		ALLSTATE INSURANCE 		AIC000
 		AMERICAN AXLE 	 		AMA005
 		AMERICAN ELECTRIC POWER 	AME024
 		AMERICAN ELECTRIC POWER 	AME029
 		AMERICAN ELECTRIC POWER 	AME030
 		ARBITRON 				CER564
 		ARBITRON 				CER565
 		AVAYA 				LUC009
 		CAREY INTL. 			CAR002
 		CONSOLIDATED FREIGHTWAYS 	CFS002
 		CONSOLIDATED FREIGHTWAYS 	CFS003
 		CONVERGYS CORPORATION 		CVG001
 		DAIMLER CHRYSLER 			CHR011
 		EQUILON 				EQL005
 		EQUILON 				EQL006
 		FORD 					FOR012
 		FORD 					FOR017
 		FORD 					FOR020
 		FRITO-LAY 				FRI003
 		FRONT END SOLUTIONS 		FSI001
 		HOWARD HUGHES MEDICAL 		HHM006
 		KRAFT FOODS 		 	KGF201
 		KRAFT FOODS 			KGF205
 		LA USD 				LAU000
 		LA USD 				LAU001
 		MERCK 				To be Assigned
 		MOTOROLA 				MTU001
 		MOTOROLA 				MTU002
 		MOTOROLA 				MTU003
 		MOTOROLA 				MTU005
 		NASD 					To be Assigned
 		PFIZER 				PRK006
 		PRUDENTIAL INSURANCE 	 	PRU001
 		QUAKER OATS 			QKR001
 		SIEMENS 				SIC002
 		SIEMENS 				SIC006
 		SOUTHERN ENERGY 			SEG000
 		STANFORD UNIVERSITY 		STU000
 		STANFORD UNIVERSITY		STU001
 		STANFORD UNIVERSITY		STU002
 		STANFORD UNIVERSITY		STU003
 		STATE FARM INSURANCE		SFA001
 		STERLING Commerce			STL001
 		TRIBUNE 				TRI003
 		TRIBUNE 				TRI004

                                  7
		Customer Name 			Contract No.
 		------------- 			------------
		UNDERWRITERS LABS 		UND004
 		UNIVERSITY OF CONN.		UCT000
 		US MINT				USM001

		Certain of the above-mentioned contracts are awaiting receipt of signed signature pages from the customer.

	5.	UT maintains an arrangement with PSINet relating to its dial up
 		Internet services. UT intends on terminating this arrangement which will require UT providing PSINet with 30 days advanced notice. UT was unable to obtain a copy of this contract from PSINet.

	6.	See disclosure statement in Section 3(m)(ix) below.  Such
 		disclosure is incorporated herein by reference.

	7.	Monster.com Recruiting Solutions Agreement dated January 1, 2001.

(iii)	The following table lists those companies with which UT has contractual
 	alliance or partnership relationships.
+---------------------------------------------------------------------------+
|Company 	| Contract 				| Status and Notes		    |
|-------    | --------				| ----------------		    |
|-----------+-----------------------------+---------------------------------|
|Centra     | Partners Program Agreement 	| Formal partner for DL software  |
|Software,  | dated September 9, 1999     |					    |
|Inc.	      | 					|					    |
|-----------+-----------------------------+---------------------------------|
|Front End  | FSI Professional Agreement, | Alliance for specific project in|
|Solutions, | dated May 26, 1998  		| New York State			    |
|Inc.       |					|					    |
|-----------+-----------------------------+---------------------------------|
|Global     | License and Consulting 	| Partnered with OnDemand	    |
|Knowledge  | Agreement dated July 6,     | (Knowledge Products Division of |
|Network,   | 2000 (Copy provided in 	| Global Knowledge)		    |
|Inc.       | Section 3(k)(iii) above)	|					    |
|-----------+-----------------------------+---------------------------------|
|Oracle     | Oracle Partner Program.  	| Global Partner                  |
|Corporation| Program Member Agreement  	| (Not a partner for Oracle Tutor)|
|	      | as of August 18, 1999		|					    |
|-----------+-----------------------------+---------------------------------|
|Professiona| Marketing Agreement dated 	| Broker that finds companies that|
|Link, LLC  | September 17, 2001.  		| need ERP services and vendors   |
| 		|					| that provide these services	    |
+---------------------------------------------------------------------------+

(vi)	1.	See disclosure found in Section 3(g)(ii) above on certain real
 		property matters. Such disclosure is incorporated herein by reference.

	2.	See disclosure found Section 3(g)(v) above regarding the
 		termination of the Amplicon Computer Lease. Such disclosure is incorporated herein by reference.

                                    8
	3.	See disclosure found in Section 3(v) below on certain
 		relationships between Ceridian and UT. Such disclosure is incorporated herein by reference.

	4.	Comdata Telecommunications Services Term Agreement, dated August 17,
 		2001, between Comdata Telecommunications Services, Inc. and UT.

(vii)	1.	Ceridian has a Tuition Reimbursement Program.  The following UT
 		employees currently participate in this program:  Rowena Yvette
 		Duncan, Scottie Kersta-Wilson and Zachary L. Thornton. Copies of materials related to Ceridian's Tuition Reimbursement Program for the above-mentioned individuals has been provided to Buyer.

(ix)	1.	The following is a list of employees with oral employment
 		arrangements with UT.

 		Last	    First	     Birth							 Salary
   	Name	    Name	MI   Date       City	State  Zip	  Title	(9/20/01)
----------------------------------------------------------------------------------------------
 1 Alicea	  Elizabeth	A  10/29/53  Wilton	  CT	06897	Accountant	 $64,000
----------------------------------------------------------------------------------------------
 2 Allen		  Dana	L  2/26/68   Chico	  CA	95926	Consultant	 $51,361
----------------------------------------------------------------------------------------------
 3 Bayne		  Gayle	L  10/23/61  Veradale	  WA	99037	Consultant	 $63,000
----------------------------------------------------------------------------------------------
 4 Biscan  	  Carol	A  10/17/65  Bedford  	  OH	44146	Consultant	 $59,016
----------------------------------------------------------------------------------------------
 5 Bojko	   	  Andrea	M  9/1/62    Palatine	  IL	60074	Consultant	 $52,000
----------------------------------------------------------------------------------------------
  											Programmer/
 6 Bonanno	  Daniel 	J  4/10/48	 Bethel	  CT	06801	Analyst	 $82,577.25
----------------------------------------------------------------------------------------------
 7 Bristle	  David	C  11/3/44	 Darien	  CT	06820	Consultant	 $69,935
----------------------------------------------------------------------------------------------
										 	Account
 8 Brosnan	  Daniel	P  3/22/41 	 Glen Ellyn	  IL	60137	Executive	 $66,000
----------------------------------------------------------------------------------------------
 9 Cooke		  Edward	P  4/18/43   Wayne	  NJ	07470	President	$183,750
----------------------------------------------------------------------------------------------
10 Cornuelle	  Ann		   2/25/58	 Lajolla	  CA 	92038	Consultant	 $67,782
----------------------------------------------------------------------------------------------
	  									 	Director,
11 DiLorenzo	  Dennis	M  6/18/51	 Pearl River  NY	10965 e-Learning	 $96,000
----------------------------------------------------------------------------------------------
12 DiSarro	  Barbara	S  1/12/61	 Hillsborough NJ	08844	Consultant	 $67,400
----------------------------------------------------------------------------------------------
13 Dreher 	  Sherry	A  7/16/65	 Wausau	  WI	54401	Consultant	 $64,000
----------------------------------------------------------------------------------------------
14 Duffin	  Jan		D  4/8/63	 Austin	  TX	78704	Consultant	 $64,250
----------------------------------------------------------------------------------------------
 						  	 Colorado
15 Duncan	  Rowena	Y  6/23/55	 Springs	  CO	80907 Consultant	 $63,000
----------------------------------------------------------------------------------------------
16 Espy	   	  John	M  2/16/54	 Lawrence	  KS	66044	Consultant	 $61,050
----------------------------------------------------------------------------------------------

	 	Last	    First	     Birth							 Salary
  		Name	    Name	MI   Date       City	State  Zip	  Title	(9/20/01)
----------------------------------------------------------------------------------------------
17 Fallon	  Stephen	A  5/24/71 	 Bridgeport   CT	06605	Accountant	 $47,500
----------------------------------------------------------------------------------------------
18 Georgenson	  Katherine	M  6/13/66	 Capitola	  CA	95010	Consultant	 $60,638
----------------------------------------------------------------------------------------------
19 Gifford	  Patricia	E  3/7/52	 New Hope	  PA	18938	Consultant	 $37,842 1/2 time
----------------------------------------------------------------------------------------------
20 Gmyr	   	  Suzanne	J  1/22/69	 San Diego	  CA	92111	Consultant	 $70,790 STD
----------------------------------------------------------------------------------------------
21 Gorski	  Jeanine	L  12/3/67	 Lisle	  IL	60532	Consultant	 $55,825
----------------------------------------------------------------------------------------------
22 Gorton	  Marjorie	L  8/2/61	 Belle Mead	  NJ	08502	Consultant	 $70,000
----------------------------------------------------------------------------------------------
23 Havermann	  Alan	M  1/2/47	 Wildwood	  MO	63038	Consultant	 $63,158
----------------------------------------------------------------------------------------------
 										 	Administra-
24 Heitmann	  Jennifer  L  5/8/75 	 Woodbury	  MN	55125	tive Asst. 	 $31,000
----------------------------------------------------------------------------------------------
25 Holly 	  Timothy	   10/5/55	 Clifton	  NJ	07013	Consultant	 $68,052
----------------------------------------------------------------------------------------------
 										 	Chief Tech-
26 Howe	   	  James	D  4/3/49	 Darien	  CT	06820	nology Off.  $92,000
----------------------------------------------------------------------------------------------
27 Izzo	   	  Don		   5/19/57   Farmington	  CT	06032	Consultant 	 $83,460
----------------------------------------------------------------------------------------------
										 	Dir. Of  	         Transferred
28 Jacobsen	  Kristin	   12/21/59	 Dewey	  AZ	86327 Sales& Mktng $90,000 to Ceridian
----------------------------------------------------------------------------------------------
29 Johnson	  Todd	   11/15/62	 Fords	  NJ	08863	Consultant	 $75,000
----------------------------------------------------------------------------------------------
30 Kaercher	  Katherine    10/21/48	 Newnan	  GA	30263	Consultant	 $60,000
----------------------------------------------------------------------------------------------
						  	 Arlington
31 Kapfer	  Miriam	B  5/8/35	 Heights 	  IL	60005	Consultant	 $65,657
----------------------------------------------------------------------------------------------

                                           9

















	 	Last	    First	     Birth							 Salary
  		Name	    Name	MI   Date       City	State  Zip	  Title	(9/20/01)
----------------------------------------------------------------------------------------------
   Kersta-
32 Wilson 	  Scottie 	   2/11/53	 Chicago	  IL	60610	Consultant	 $68,619
----------------------------------------------------------------------------------------------
 						  	 Crawfords-
33 Konrad	  William	E  11/19/59	 ville	  IN	47933	Consultant	 $53,872
----------------------------------------------------------------------------------------------
 						  	 Manhattan  		Account
34 Ledesma	  Mark	A  12/7/48	 Beach	  CA	90266	Executive	 $60,000
----------------------------------------------------------------------------------------------
   Litonjua-
35 Witt	   	  Rachael	   5/24/62	 Chula Vista  CA	91910	Consultant	 $71,105
----------------------------------------------------------------------------------------------
36 Loomis	  Mary	C  12/17/53	 Seabrook	  TX	77586	Consultant	 $65,686
----------------------------------------------------------------------------------------------
37 Lynch		  Joan	M  2/19/54	 Charlotte	  NC	28277	Consultant	 $66,250
----------------------------------------------------------------------------------------------
38 Main	   	  Michael	C  1/16/72	 Zimmerman	  MN	55398	Consultant	 $64,790
----------------------------------------------------------------------------------------------
39 Matey		  Kristin	K  5/1/69	 Bay Village  OH	44140	Consultant	 $56,300
----------------------------------------------------------------------------------------------
40 Meder		  MaryKay   K  11/18/50	 Atlanta	  GA	30309	Consultant	 $69,457
----------------------------------------------------------------------------------------------
41 Mell	  	  Elizabeth	F  11/8/56	 Summit	  NJ	07901	Consultant	 $64,100
----------------------------------------------------------------------------------------------
 										 	Account
42 Merna		  Mary	T  8/15/55	 Dallas	  TX	75214	Executive 	 $60,000
----------------------------------------------------------------------------------------------
43 Moore		  Juliette	A  1/31/65	 Westerville  OH	43081	Consultant	 $58,500
----------------------------------------------------------------------------------------------
 						 	 Palos
44 Morris	  Joyce	E  4/2/51	 Heights	  IL	60463	Consultant	 $68,575
----------------------------------------------------------------------------------------------
 										 	Regional
45 Nivison	  Andrew	J  7/5/68	 Shelton	  CT	06484	Manager	 $80,000 Resigned
----------------------------------------------------------------------------------------------
 										 	VP of
46 Olenick	  Rhonda	L  8/16/60	 Las Vegas	  NV	89117	Operations 	$110,000
----------------------------------------------------------------------------------------------
47 Perko		  Robert	H  5/10/57	 Fairfield	  CT 	06430	Controller	 $86,000
----------------------------------------------------------------------------------------------
 						  	 Eden 			VP of HR &
48 Peterson	  Lisa	R  4/27/64	 Prairie 	  MN	55346	Bus Plan	$110,000
----------------------------------------------------------------------------------------------
 						  	 Highland  			Tech
49 Pierce	  Robert	   8/16/60   Mills	  NY	10930	Support 	 $60,000
----------------------------------------------------------------------------------------------
50 Pond	  	  Donna	   8/19/42	 New York	  NY	10014	Consultant	 $74,970
----------------------------------------------------------------------------------------------
51 Pope	  	  Kathleen	A  8/17/56	 Strongsville OH	44136	Consultant	 $61,374 Termed
----------------------------------------------------------------------------------------------
52 Queen		  Cassandra	G  11/21/69	 Visalia	  CA	93291	Consultant	 $57,555
----------------------------------------------------------------------------------------------

	 	Last	    First	     Birth							 Salary
	  	Name	    Name	MI   Date       City	State  Zip	  Title	(9/20/01)
----------------------------------------------------------------------------------------------
53 Rathert	  Janice 	J  2/5/52	 Kirkwood	  MO	63122	Consultant	 $65,265
----------------------------------------------------------------------------------------------
 										 	Regional
54 Reece		  Patricia	L  12/29/55	 Wildwood	  MO	63005	Manager	 $88,275
----------------------------------------------------------------------------------------------
55 Rieth		  Shelley	J  8/17/66	 Elyria	  OH	44035	Consultant	 $57,240
----------------------------------------------------------------------------------------------
56 Roberts	  Stacey	L  2/10/62	 Bryan	  TX	77803	Consultant	 $68,688 STD
----------------------------------------------------------------------------------------------
57 Rundstrom	  Gayle	   3/16/48	 Washougal	  WA	98671			   LTD   Termed
----------------------------------------------------------------------------------------------
 												               Personal
58 Ryan	  	  Heather	A  6/29/58	 Boulder	  CO	80304	Consultant	 $65,985 leave
----------------------------------------------------------------------------------------------
59 Ryan	  	  Susan	L  7/9/53	 Fairfax	  VA	22033	Consultant	 $70,119
----------------------------------------------------------------------------------------------
60 Sahl	  	  Scott	M  12/12/57	 Sharon	  MA	02067	Consultant	 $67,000
----------------------------------------------------------------------------------------------
61 Sanecki	  Joann	P  5/20/66	 Chicago	  IL	60657	Consultant	 $54,000
----------------------------------------------------------------------------------------------
 										 	Account
62 Schneible	  James	P  11/3/56	 Celina	  OH	45822	Executive	 $70,000
----------------------------------------------------------------------------------------------
63 Scribner	  David	   8/16/60	 Stroudsburg  PA	18360	Consultant	 $70,000
----------------------------------------------------------------------------------------------
 						 	 Potomac
64 Sheridan	  Elizabeth B  6/10/66	 Falls	  VA	20165	Consultant	          Termed
----------------------------------------------------------------------------------------------
65 Siler		  Angela	D  6/9/54	 Alpharetta	  GA	30022	Consultant	 $65,499
----------------------------------------------------------------------------------------------
66 Snyder	  Julie	A  8/5/67	 Glens Falls  NY	12801	Consultant	 $53,200
----------------------------------------------------------------------------------------------
67 Steckler	  Ty		L  3/1/58	 Santa Cruz	  CA	95062	Consultant	 $66,150
----------------------------------------------------------------------------------------------
 						  	 Whitmore
68 Stephenson	  Amy		M  10/7/68	 Lake 	  MI	48189	Consultant	 $61,000
----------------------------------------------------------------------------------------------
 										 	Regional
69 Strain	  Gary	L  7/7/64	 Springfield  OH	45503	Manager	 $83,460
----------------------------------------------------------------------------------------------
70 Sturgis	  JoBeth	   7/15/68	 Houston	  TX	77005	Consultant	 $67,095
----------------------------------------------------------------------------------------------
71 Tenuta	  Samantha	J  4/6/66	 Eagan	  MN	55123	Consultant	 $52,820
----------------------------------------------------------------------------------------------
72 Tilles	  Carol	P  12/12/37	 Rockville	  MD	20852	Consultant	 $62,000
----------------------------------------------------------------------------------------------
   Van
73 Syckle	  Sandra	L  12/31/47	 Easton	  PA	18045	Consultant	 $60,900
----------------------------------------------------------------------------------------------
74 Westrick	  Nicole	M  7/13/72	 Baltimore	  MD	21224	Consultant	 $66,030
----------------------------------------------------------------------------------------------



		 Last	    First	     Birth							 Salary
	  	 Name	    Name	MI   Date       City	State  Zip	  Title	(9/20/01)
----------------------------------------------------------------------------------------------
   Wietr-
75 zykowski	  Jill	A  5/12/54	 Gahanna	  OH	43230 Consultant	 $57,300
----------------------------------------------------------------------------------------------
76 Wolpert	  Thomas	L  8/30/48	 Wynnewood	  PA	19096	Consultant	 $57,750
----------------------------------------------------------------------------------------------
77 Yoho	  	  Janet	F  9/21/55	 Massillon	  OH	44646	Consultant	 $53,500
----------------------------------------------------------------------------------------------
 										 	Regional
78 Young		  Gina	L  9/13/62	 North Bend	  OR	97459	Manager	 $92,020
----------------------------------------------------------------------------------------------

                                         10








































	 	Last	    First	     Birth							 Salary
	  	Name	    Name	MI   Date      City	State  Zip	  Title	(9/20/01)
----------------------------------------------------------------------------------------------
79 Yuhas		  Rose	A  12/29/48	 Livermore	  CA	94550	Consultant	 $71,663
----------------------------------------------------------------------------------------------
80 Thornton	  Zachary	L  4/24/68	 Elkridge	  MD	21075	Consultant	 $66,000
----------------------------------------------------------------------------------------------
81 Sandecki	  Barbara	   4/26/63	 Columbus	  OH	43212	Consultant	 $54,570 Re-hired
----------------------------------------------------------------------------------------------
 										 	Account
82 Nelson	  Neil			 Roswell	  GA	30075	Executive	 $77,000
----------------------------------------------------------------------------------------------
 										 	Account
83 Schadrack	  Bonnie			 Denver	  CO 	80211	Executive	 $70,000
----------------------------------------------------------------------------------------------
 										 	Account
84 Calhoun	  Craig	   11/10/56	 Andover	  NJ	07821	Executive	 $65,000 Re-hired
----------------------------------------------------------------------------------------------

 	* Employees of UT on Short Term Disability ("STD") and Former Employees of UT on Long Term Disability ("LTD"):

 	  * 	Suzanne Gmyr is on maternity STD leave.
 	  * 	Stacey Roberts is on STD leave to have a medical procedure.
 	  * 	Gayle Rundstrom is a former employee of UT that was terminated
 	 	from UT in July 2001 after her FMLA leave expired. At such time, Ms. Rundstrom had been denied LTD status by Ceridian's carrier. Ms. Rundstrom's job required that she travel. Because of her disability she was unable to travel. Ms. Rundstrom has appealed the denial of LTD status from Ceridian's LTD carrier, UNUM/ Provident. On September 24, 2001, Ms. Rundstrom informed UT that UNUM/Provident reversed its denial of her LTD claim and has sent her a check for back payments. The liability associated with the actual LTD benefit payments of Ms. Rundstrom will be paid from Ceridian's Long Term Disability Plan. UT will retain any potential current or future liabilities associated with past employment with UT.

	2.	UT currently has active consulting agreements with the Susan
 		Skala, Julie Arrigo*, CB Team, Inc., Pattie Erpenbach, Kathy Schulstad, Brian Tweedle and Kathy Pope. (*UT has sent out contract for signature by Ms. Arrigo. A copy of proposed consulting agreement with Ms. Arrigo has been provided.) In addition, during 2001, UT had active contracts with the following independent contracts: Marc Thorne, Martha Lane, Robin Turner, Stephen Peterson, Anna Marie Stine, Courtney Van Zandt and George Bell.

(xi)	1.	See disclosure found in Section 3(g)(ii) above on certain real
 		property matters. Such disclosure is incorporated herein by reference.

	2.	Office Lease Agreement, dated June 12, 1998 by and between EOP-
 		ONE Crosswoods, L.L.C. and UT for office space located at One Crosswoods Center, Columbus, OH.

 	3.	See disclosure found in Section 3(m)(ii) regarding certain
 		contracts of UT. Such disclosure is incorporated herein by reference.

(xii)	1.	See disclosure found in Section 3(g)(ii)(3) above relating to the
 		Fairfax, VA apartment lease. Such disclosure is incorporated herein by reference.

                                   11

















































 	2. 	Storage Masters Rental Agreement Contract No. 040720 dated March
 		13, 2001 between UT and Storage Masters, L.L.C for storage space near St. Louis.

 	3.	Rackspace Managed Hosting Agreement dated July 23, 2001 between
 		Rackspace, Ltd. and UT.


                                                                 Section 3(q)
 										       Litigation

1.	UT is currently involved in two situations where customers have failed
 	to pay UT amounts owed in a total amount of less than $100,000. One of the customers has filed for bankruptcy under Chapter 7.

2. 	Robert W. Boone - Wrongful termination claim.  Currently dormant.  Last
 	correspondence was October 21, 1999.  No further communication.


	 									     Section 3(r)
	 										  Employees

1. 	UT transferred Kirstin Jacobsen to Ceridian effective as of September
 	22, 2001.

2. 	UT received a resignation from Andrew Nivison on September 17, 2001
 	effective September 28, 2001.


 										     Section 3(t)
 											 Guaranties

On occasion, UT will include a client satisfaction guarantee in selected marketing situations. The following is an example of the form of such a provision:

 	Client Satisfaction Guarantee

 	In the event [Customer] is not reasonably satisfied with the final deliverables from Usertech as defined and described in this Work Authorization, and provided that [Customer] has fulfilled all of its responsibilities and timelines as described in this Work Authorization, Usertech will continue to work at no additional fee until [Customer] is reasonably satisfied with the deliverables contained in this document.









                                 12


 										     Section 3(v)
 						   Certain Business Relationships With UT

1.	Ceridian provides certain services to UT for such things as payroll,
 	tax filing, benefit services, benefit plans, treasury, legal,
 	accounting and travel services.   Ceridian charges UT an inter-company
 	amount each month for such services.

2.	UT has, on several occasions and in the course of normal business,
 	contracted with various Ceridian subsidiaries to provide services on an internal cost-transfer basis. Within the most recent 12-month period, UT has performed three major projects for Ceridian.

 	a.	CEES, a division of Ceridian, engaged UT to assist with the
 		training and documentation effort for Ceridian's internal Oracle Financials implementation project. UT provided a project leader for the training portion of the project, and several developers and instructors.

 	b.	UT worked with CEES on the FREEDOM project, an internal
 		initiative for a web-based payroll product. UT's role was to assist with the documentation of the product. Ceridian terminated the initiative internally effective April 1, 2001.

 	c.	Prior to March 30, 2001, Arbitron (a division of Ceridian) also
 		engaged UT's services. On March 30, 2001, Arbitron Inc. was spun-off from Ceridian. Arbitron remains a current client of UT.

3. 	Ceridian allows certain UT employees to use office space and certain
 	equipment in Ceridian's corporate headquarters building located at 3311 East Old Shakopee Road, Minneapolis, MN. Ceridian has verbally agreed to allow such UT employees to remain in Ceridian's corporate headquarters building until October 13, 2001.

4. 	See disclosure found in Section 3(m)(vi) above regarding the agreements
 	between UT and Ceridian and/or its affiliates. Such disclosure is incorporated herein by reference.

5. 	Ceridian maintains a credit card program for use by its employees and
 	employees of its subsidiaries, including UT. Ceridian has extended the credit card use for the 47 current UT employees that hold credit cards in Ceridian's program until December 1, 2001.

6. 	Ceridian maintains rental car programs with Avis and National for use
 	by its employees and employees of its subdivisions, including UT. Ceridian will permit UT employees to continue to use the Avis program. The National program will expire at the Closing.


 										    Section 3(bb)
 										     Indebtedness

1.	UT has no instruments relating to long or short-term indebtedness.

                                     13


 										    Section 3(dd)
 										   Present Status

1.	See disclosure found in Section 3(g) above.  Such disclosure is
 	incorporated herein by reference.

















































                                     14

                            SUBORDINATION AGREEMENT


	 								     September 28, 2001

To:	Commerce Bank, N.A. ("Lender")
1701 Route 70 East
Cherry Hill, NJ  08034

 	To induce the Lender to make available and continue, a credit facility to and for the joint and several benefit of Canterbury Consulting Group, Inc. ("Canterbury"), ATM/Canterbury Corp., DMI-North/Canterbury Corp.,
CALC/Canterbury Corp.,	DMI/Canterbury Corp.,  MSI/Canterbury Corp.,
USC/Canterbury Corp., Star Label Products, Inc., Canterbury Management Group, Inc., and User Technology Services, Inc. (each individually, a "Borrower" and collectively with Canterbury, as "Borrowers") pursuant to the terms of that certain Loan and Security Agreement between Borrowers and Lender dated May 4, 2001 (as same may have been or may hereafter be amended, supplemented or replaced from time to time, collectively referred to as the "Loan Agreement"), the undersigned hereby agrees as follows:

 	1.	The payment of any and all Subordinated Debt is expressly
subordinated to the Senior Debt to the extent and in the manner set forth in this Subordination Agreement. The term "Subordinated Debt" means all indebtedness, liabilities, and obligations of Borrowers, or any of them, now existing or hereafter arising, to the undersigned, including, but not limited to: (i) the indebtedness of Borrowers payable to the order of the undersigned pursuant to (i) that certain Promissory Note in the original principal amount of $1,200,000 ("Promissory Note") (ii) the indebtedness of Borrowers payable to the order of the undersigned pursuant to that certain Computer Promissory
Note in the original principal amount of $364,703.01 and (iii) any and all other obligations owing by the Borrowers, or any of them, now or hereafter to the undersigned. The term "Senior Debt" means any and all Obligations (as defined in the Loan Agreement) of Borrowers to Lender under the Loan Agreement plus any interest accruing thereon after the commencement of any bankruptcy or insolvency proceeding whether or not such claim is allowed.
All capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement.

 	2.	Until the Senior Debt is indefeasibly paid in full and any
commitment to make advances under the Loan Agreement has terminated, no Borrower shall pay, and undersigned shall not accept, any payments of any kind (including prepayments) associated with the Subordinated Debt; provided, however, that so long as Borrowers have and maintain cash flow sufficient to service Borrowers' Obligations to Lender (as determined by Lender in its business judgment reasonably exercised) and no Event of Default or Default under the Loan Agreement has occurred or would result from the making of any such payment(s), Borrowers may pay and the undersigned may accept regularly scheduled principal and interest payments on the Subordinated Debt. So long as this Subordination Agreement remains in effect, no prepayment of any kind (by voluntary prepayment, acceleration, set-off or otherwise) of any portion of the Subordinated Debt may be made by any Borrower or received or accepted by the undersigned at any time; provided, however, Borrowers may set-off the obligations due and owing under the Promissory Note by (i) an amount calculated pursuant to Section 5(c)(ii) of that certain Stock Purchase Agreement by and between the undersigned and Canterbury dated the date hereof


(the "Purchase Agreement") and (ii) an amount equal to any Losses (as defined in the Purchase Agreement).

 	3.	Any payments on the Subordinated Debt received by the
undersigned, other than as permitted in paragraph 2 above, shall be held in trust for Lender and the undersigned will forthwith turn over any such payments in the form received, properly endorsed, to Lender to be applied to the Senior Debt as determined by Lender.

 	4.	Except for the security interest in the Computers (as defined in the Purchase Agreement) granted in favor of undersigned, no Borrower shall grant to the undersigned and the undersigned shall not take any lien on or security interest in any Borrower's property, now owned or hereafter acquired or created, without Lender's prior written consent.

 	5.	The undersigned agrees that it will not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Lender under and in connection with the Loan Agreement, or any amendment, extension, replacement thereof or related agreement between Lender and Borrowers.

 	6.	The undersigned will not exercise any rights with respect to the security interest in the Computers or commence any action or proceeding of any kind against any Borrower to recover all or any part of the Subordinated Debt not paid when due, and shall at no time join with any creditor, in bringing any proceeding against any Borrower under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing, unless and until the Senior Debt shall be indefeasibly paid in full and any commitment to make advances under the Loan Agreement has terminated. Subject to the foregoing, the undersigned may accelerate the amount of the Subordinated Debt upon the occurrence of (i) the acceleration of the Senior Debt; and (ii) the filing of a petition under the Bankruptcy Code by any Borrower.

 	7.	In the event of any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency proceeding of a Borrower, the undersigned will at Lender's request file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations of such Borrower in respect of the Subordinated Debt and will hold in trust for Lender and pay over to Lender in the same form received, to be applied on the Senior Debt as determined by Lender, any and all money, dividends or other assets received in any such proceedings on account of the Subordinated Debt, unless and until the Senior Debt shall be indefeasibly paid in full and any commitment to make advances under the Loan Agreement has terminated, including without limitation, interest owing to Lender after the commencement of a bankruptcy proceeding at the rate specified in the Loan Agreement, whether or not such interest is an allowable claim in such proceeding.
Lender may, as attorney-in-fact for the undersigned, take such action on behalf of the undersigned and the undersigned hereby appoints Lender as attorney-in-fact for the undersigned to demand, sue for, collect, and receive



                                   2


any and all such money, dividends or other assets and give acquittance therefore and to file any claim, proof of claim or other instrument of similar character and to take such other proceedings in Lender's name or in the name of the undersigned, as Lender may deem necessary or advisable for the enforcement of this Agreement. The undersigned will execute and deliver to Lender such other and further powers of attorney or other instruments as either reasonably may request in order to accomplish the foregoing.

 	8.	Lender may at any time and from time to time, without the consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing any of Lender's rights, or any of the obligations of the undersigned hereunder:

 		(a)	Change the amount, manner, place or terms of payment or
change or extend the time of payment of or renew or alter the Senior Debt (including increasing the principal amount thereof), or any part thereof, or amend, supplement or replace the Loan Agreement and/or any notes or surety or guaranty agreements executed in connection therewith in any manner or enter into or amend, supplement or replace in any manner any other agreement relating to the Senior Debt;

 		(b)	Sell, exchange, release or otherwise deal with all or any
part of any property at any time pledged or mortgaged by any party to secure or securing the Senior Debt or any part thereof;

 		(c)	Release anyone liable in any manner for the payment or
collection of the Senior Debt;

 		(d)	Exercise or refrain from exercising any rights against
Borrowers, or any of them, or others (including the undersigned); and

 		(e)	Apply sums paid by any party to the Senior Debt in any
order or manner as determined by Lender.

 	9.	The undersigned will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent provided herein. The undersigned represents that no part of the Subordinated Debt or any instrument evidencing the same has been transferred or assigned and the undersigned will not transfer or assign, except to Lender, any part of the Subordinated Debt while any Senior Debt remains outstanding, unless such transfer or assignment is made expressly subject to this Agreement. Upon Lender's request, the undersigned will in the case of any Subordinated Debt which is not evidenced by any instrument cause the same to be evidenced by an appropriate instrument or instruments, and place thereon and on any and all instruments evidencing the Subordinated Debt a legend in such form as Lender may determine to the effect that the indebtedness evidenced thereby is subordinated and subject to the prior payment in full of all Senior Debt pursuant to this Subordination Agreement, as well as deliver all such instruments to Lender.





                                 3


 	10.	This Subordination Agreement contains the entire agreement
between the parties regarding the subject matter hereof and may be amended, supplemented or modified only by written instrument executed by Lender and the undersigned. This Subordination Agreement, and the rights of Lender hereunder shall terminate upon indefeasible payment in full of all Senior Debt.

 	11.	The undersigned represents and warrants that neither the
execution or delivery of this Subordination Agreement nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement or instrument to which the undersigned or any of the undersigned's assets is now subject.

 	12.	Any notice of acceptance of this Subordination Agreement is
hereby waived.

 	13.	This Subordination Agreement may be assigned by Lender, in whole or in part in connection with any assignment or transfer of any portion of the Senior Debt.

 	14.	This Subordination Agreement shall be binding upon the
undersigned, and the undersigned's successors, representatives and assigns.

 	15.	Except as provided in paragraph 2 above, each Borrower agrees that it will not make any payment on any of the Subordinated Debt, or take any other action in contravention of the provisions of this Subordination Agreement.

 	16.	In the event that you or Borrowers at any time terminate the financing arrangements with respect to the Senior Debt, then the provisions hereof shall inure to the benefit of any financial institution obtained by Borrowers to provide replacement financing for Borrowers and, in connection with such replacement financing, the undersigned shall, if requested by such replacement lender, execute with such replacement lender a subordination agreement substantially similar to this Subordination Agreement.

 	17.	This Subordination Agreement shall in all respects be
interpreted, construed and governed by the substantive laws of the State of New Jersey. The undersigned, Borrowers and Lender, each (i) submits to the jurisdiction of the Superior Court of the State of New Jersey, or the United States District Court for the State of New Jersey for the purposes of resolving any controversy relating thereto and (ii) WAIVES THE RIGHT TO A JURY TRIAL FOR THE PURPOSE OF RESOLVING ANY CONTROVERSY HEREUNDER OR ENFORCING OR DEFENDING ANY RIGHTS OR CLAIM HEREUNDER OR IN CONNECTION HEREWITH, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.


                      [SIGNATURES ON FOLLOWING PAGE]





                                    4


ATTEST:						CERIDIAN CORPORATION


By:    /s/William E. McDonald			By:    /s/Robert J. Severson
       --------------------------------- 	       ----------------------------
Name:  William E. McDonald			Name:  Robert J. Severson
       --------------------------------- 	       ----------------------------
 	 Vice President, Associate General	 	 Senior Vice President -
Title: Counsel and Deputy Secretary 	Title: Technology
	 --------------------------------- 		 ----------------------------


 							LENDER:
	 						COMMERCE BANK, N.A.



	 						By:/s/Daniel R. Vereb
 							   --------------------------------
        					 	    Daniel R. Vereb, Assistant Vice
							    President



AGREED TO AND ACKNOWLEDGED,
INTENDING TO BE LEGALLY BOUND:


 					BORROWERS:
 					CANTERBURY CONSULTING GROUP, INC.
 					ATM/CANTERBURY CORP.
					DMI-NORTH/CANTERBURY CORP.
					CALC/CANTERBURY CORP.
					DMI/CANTERBURY CORP.
					MSI/CANTERBURY CORP.
					USC/CANTERBURY CORP.
					STAR LABEL PRODUCTS, INC.
					CANTERBURY MANAGEMENT GROUP, INC.
					USER TECHNOLOGY SERVICES, INC.


					By:    /s/Kevin J. McAndrew
  					       ----------------------------------------
					Name:  Kevin McAndrew
 						 ----------------------------------------
					 	 President - Canterbury Consulting Group
					Title: Vice President - all others
 						 ----------------------------------------
		 				 For each of the foregoing Borrowers
















                                  EXHIBIT F

                    BUYER'S DISCLOSURE EXHIBIT - SECTION 4



None.


















































                                  EXHIBIT G

                          Intentionally Left Blank






















































                                  EXHIBIT H

             DETAILED ACCOUNTS RECEIVABLE AS OF SEPTEMBER 1, 2001






















































                                  EXHIBIT I

                               PROMISSORY NOTE













































                               PROMISSORY NOTE
                               ---------------
$1,200,000.00						                  Medford, NJ
    									     September 28, 2001

 	FOR VALUE RECEIVED, Canterbury Consulting Group, Inc., a Pennsylvania

corporation whose principal address is 1600 Medford Plaza, Route 70 and

Hartford Road, Medford, NJ 08055 (hereinafter referred to as the "Payor"),

agrees to pay to the order of Ceridian Corporation, a Delaware corporation whose principal address is 3311 East Old Shakopee Road, Minneapolis, MN

55425 and its successors-in-interest or assigns (hereinafter referred to as the "Payee"), in accordance with the terms of this Promissory Note

("Promissory Note"), the principal sum of One Million Two Hundred Thousand

($1,200,000.00) Dollars pursuant to the provisions of Article I of this

Promissory Note, with interest on the aforesaid amount as calculated pursuant to the provisions of Section 1.1 of Article I of this Promissory Note subject to the acceleration provisions set forth in this Promissory Note.

 	This Promissory Note is entered into pursuant to the Stock Purchase

Agreement, dated the 28th day of September, 2001, by and among the Payor and the Payee  (the "Stock Purchase Agreement").

                                  ARTICLE I
                                  ---------
                              METHOD OF PAYMENT
                              -----------------

 	1.1	Payment of Interest
       	-------------------
	Interest on the unpaid principal balance shall be calculated from the date of this Promissory Note to and including the date of repayment at an interest rate equal to seven (7%) percent per annum and shall be due and payable yearly, on the 28th day of September 2002, 2003 and 2004.

 	1.2	Payment of Principal
       	--------------------
 	Payment of the principal sum of Four Hundred Thousand ($400,000.00)

Dollars, shall be due and payable yearly, on the 28th day of  September 2002,

2003 and 2004.
 	1.3	Offsets.  All payments of principal and interest pursuant to this
 	 	--------
Promissory Note shall be subject to offsets or deductions at the option of the Buyer as set forth in the Stock Purchase Agreement.

 	1.4 	Place and Manner of Repayment
       	-----------------------------
 	(A)  Repayment of this Promissory Note by the Payor shall be made by wire transfer to the Payee pursuant to Payee's wire transfer instructions as shall be designated in writing by the Payee to the Payor.

 	(B)  All Payments shall be made in lawful money of the United States of

America and in immediately available funds.  If any payment of principal or interest becomes due and payable on a Saturday, Sunday or such other day on which banks are not required to be open for business in the State of New

Jersey, such payment shall be made on the next such succeeding day on which banks are required to be open for business in the State of New Jersey , and such extension of time shall in such case be included in computing interest in connection with such payment.

 	(C)  All payments on the Promissory Note shall be applied to the payment of accrued interest and the balance shall be applied to principal due.

                                  ARTICLE II
                                  ----------
                         THE PAYOR'S REPRESENTATIONS
                         ---------------------------

	The Payor represents and warrants to the Payee that:

 	2.1	Company Status.  The Payor is a corporation duly organized,
 	 	---------------
validly existing and in good standing under the laws of Pennsylvania with all requisite power and authority to carry on its business as presently conducted in all jurisdictions where presently conducted, to execute and deliver this

Promissory Note and to perform its obligations pursuant to this Promissory

Note (the "Obligations").

 	2.1	Authority and Due Authorization.  The Payor has full authority,
       	--------------------------------
right, power and legal capacity to enter into this Promissory Note and to consummate the transactions which are provided for herein.  The execution of this Promissory Note by the Payor, and its delivery to the Payee and the consummation by the Payor of the transactions which are contemplated herein have been duly approved and authorized by all necessary action by the Payor's

Board of Directors.  No further action shall be necessary on the part of the

Payor for the performance and consummation by the Payor of the transactions which are contemplated by this Promissory Note.

 	2.2	Compliance with the Law and other Instruments.  Except as
       	----------------------------------------------
otherwise provided in this Promissory Note, the business and operations of the Payor have been and are being conducted in accordance with all applicable laws, rules and regulations of all authorities which affect the Payor or its properties, assets, businesses or prospects.  The execution, delivery and performance of this Promissory Note does not violate any law or any agreement or undertaking to which the Payor is a party or by which the Payor may be bound and shall not result in any breach of, or constitute a default under,

or result in the imposition of any lien or encumbrance or cause an acceleration under any arrangement, agreement or other instrument to which the Payor is a party.  The Payor has performed in all respects all of its obligations which are, as of the date of this Promissory Note, required to be performed by it pursuant to the terms of any agreement, contract or commitment.

 	2.3	Litigation.  There are no material legal, administrative,
       	-----------
arbitration, or other proceeding or governmental investigation affecting the

Payor or its assets or with respect to any matter arising out of the conduct of the business of the Payor, pending or threatened, by or against the Payor or any officer or director of the Payor in connection with the Payor's affairs, whether or not covered by insurance.  The Payor is not presently engaged in or contemplating any legal action to recover claims for monies which are due to it or damages which were sustained by it that would adversely affect the conduct of its business.  Neither the Payor, nor its officers, directors or employees are subject to any order, writ, injunction,

or decree of any court, department, agency or instrumentality, affecting the

Payor.

 	2.4	Solvency.  The Payor is solvent, able to pay its debts as they
       	---------
mature, has capital sufficient to carry on its business and all businesses in which it is about to engage and the fair saleable value of its assets

(calculated on a going concern basis) is in excess of the amount of its liabilities.

 	2.5	Complete Disclosure.  No representation or warranty of the Payor
       	--------------------
which is contained in this Promissory Note, or in a writing furnished or to be furnished pursuant to this Promissory Note, contains or shall contain any untrue statement of material fact, omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not misleading.  There is no fact, known to the Payor, relating to the business,

affairs, operations, conditions (financial or otherwise) or prospects of the

Payor which would materially adversely affect same which has not been disclosed to the Payee in this Promissory Note.

                                 ARTICLE III
                                 -----------
                              EVENTS OF DEFAULT
                              -----------------

 	3.1	Events of Default
       	-----------------
 	The term "Event of Default" as used herein shall mean the occurrence of any one or more of the following events:

 	(A)	The default in the due observance or performance of any material covenant, condition, agreement or obligation on the part of the Payor to be performed pursuant to the terms hereof of the Stock Purchase Agreement;

 	(B)	If The Payor fails to pay when due any payment due hereunder and such failure continues for ten (10) days after the Payee notifies the Payor thereof in writing pursuant to Section 6.3 of this Promissory Note;

 	(C)	The filing by the Payor of a petition in bankruptcy;

 	(D)	The making of an assignment by the Payor for the benefit of its creditors;

 	(E)	Consent by the Payor to the appointment of, or possession by, a custodian for itself or for all or substantially all of its property;

 	(F)	The filing of a petition in bankruptcy against the Payor with the consent of the Payor;

 	(G)	The filing of a petition in bankruptcy against the Payor without the consent of the Payor, and the failure to have such petition dismissed within one hundred twenty (120) days from the date upon which such petition is filed;

 	(H)	The Payor is adjudicated insolvent; or

 	(I)	The entry by a court of competent jurisdiction of an order,

judgment or decree appointing a receiver, trustee or custodian for the Payor or of all or substantially all of the property or assets of the Payor.

                                    ARTICLE IV
                                    ----------
                               REMEDIES UPON DEFAULT
                               ---------------------

 	4.1	Acceleration of Payment
 	 	-----------------------
 	Upon the occurrence of an Event of Default (as defined in Article III of this Promissory Note), and any time thereafter while such Event of Default is continuing, the entire unpaid principal balance on this Promissory Note,

and all accrued and unpaid interest which is due pursuant to this Promissory

Note shall, at the Payee's option, be accelerated and become and be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Payor.

 	4.2	Non-Exclusive Remedy
 	 	--------------------
 	Any remedies which are provided herein are cumulative and are not exclusive of any remedies which are provided by law.

 	4.3	Exercise of Remedy Upon Default
 	 	-------------------------------
 	No failure on the part of the Payee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

 	4.4	The Payor's Waiver of Defenses
 	 	------------------------------
	The Payor hereby waives any defense of presentment, notice of dishonor,

protest, set-offs, counterclaims, or other objections to the payment hereof and any other notice or formality with respect to this Promissory Note.  The

Payor waives its right to a jury trial.

 	4.5	Full Recourse
 	 	-------------
	Anything in this Promissory Note to the contrary notwithstanding, the

Payor hereunder shall be liable on the Promissory Note for the full amount of the interest and principal due under this Promissory Note.

 	4.6	Reimbursement of Payee
 	 	----------------------
	The Payor agrees to reimburse the Payee on demand for all reasonable costs, expenses and charges (including, without limitation, fees and charges of  legal counsel for the Payee and costs allocated by its internal legal department) in connection with the performance or enforcement of this

Promissory Note.

 	4.7	Validity of Provisions
 	 	----------------------
 	The provisions of this Promissory Note are intended to be severable.

Any provision of this Promissory Note which may be unenforceable under any law shall not affect the validity of any other provision of this Promissory

Note.  If, as a result of any circumstances whatsoever, fulfillment of any provision of this Promissory Note, the Stock Purchase Agreement or other instrument evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with respect to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Promissory Note or under any other instrument evidencing or securing the indebtedness evidenced hereby, that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

                                  ARTICLE V
                                  ---------
                                SUBORDINATION
                                -------------

 	5.1	Subordination.  This Promissory Note shall be a general
 	 	--------------
obligation of Payor and shall be subordinated to all of Payor's current and future bank borrowings.

                                 ARTICLE VI
                                 ----------
                                MISCELLANEOUS
                                -------------

 	6.1	Headings.  Headings contained in this Promissory Note are for
	---------
reference purposes only and shall not affect in any way the meaning or interpretation of this Promissory Note.

 	6.2	Enforceability.  If any provision which is contained in this
 	 	---------------
Promissory Note, should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United

States, such invalidity or unenforceabilty shall not affect any other provision of this Promissory Note and in this Promissory Note shall be construed as if such invalid or unenforceable provision had not been contained herein.

 	6.3	Notices.  Any notice or other communication required or permitted
 	 	--------
hereunder must be in writing and sent by either (i) certified mail, postage prepaid, return receipt requested, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

If to the Payee:				Copy to:


Robert J. Severson		 	Ceridian Corporation
Senior Vice President			Attn:  Office of the General Counsel
Ceridian Corporation			3311 East Old Shakopee Road
3311 East Old Shakopee Road		Minneapolis, MN 55425-1640

Minneapolis, MN  55425-1640		(952) 853-4077
(952) 853-5533 				(952) 853-3413 (fax)
(952) 853-7272 (fax)


If to the Payor:				Copy to:

Kevin J. McAndrew, President		William N. Levy, Esquire

Canterbury Consulting Group, Inc.	Levy & Levy, P.A.

1600 Medford Plaza			Plaza 1000, Suite 309

Route 70 & Hartford Road		Main Street

Medford, NJ 08055				Voorhees, NJ 08043

(609) 953-0044				(856) 751-9494

(609) 953-0062 (fax)			(856) 751-9779 (fax)

or in each case to such other address and facsimile number as shall have last been furnished by like notice.  If mailing is impossible due to an absence of postal service, and the other methods of sending notice set forth in this

Section 6.3 of this Article VI of this Promissory Note are not otherwise available, notice shall be hand delivered to the aforesaid addresses.  Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile if a copy of such notice is also mailed by first class mail on the date sent by facsimile; if the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given.

 	6.4	Governing Law. 	This Promissory Note shall, in accordance with
 	 	--------------
the laws of New Jersey, in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New Jersey applicable to contracts made and to be performed therein, without giving effect to the principles of conflicts of law that would call for the application of the laws of any other jurisdiction.  Furthermore, the Payor and Payee hereby agree that all claims, disputes and other matters in question hereunder arising out of or relating to this Promissory Note or the transactions contemplated herein shall be decided by binding arbitration in accordance with the rules of the American Arbitration Association unless the parties mutually agree otherwise.  Such arbitration shall take place in Philadelphia,

Pennsylvania.  The award rendered by the arbitrator shall be final, and judgment may be entered upon in accordance with applicable law in any court having jurisdiction thereof.

 	6.5	Entire Agreement.  This Promissory Note and the Stock Purchase
 	 	-----------------
Agreement and the other documents delivered in connection therewith or herewith constitute the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. The Payee agrees that, except for the representations and warranties contained in this Promissory Note, the Payor makes no other representations or warranties, and disclaims any other representations and warranties made by the Payor or any of its officers, directors, employees,

agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Promissory Note or the transactions contemplated hereby, notwithstanding the delivery or disclosure to the Payee or the Payee's representatives of any documentation or other information with respect to any one or more of the foregoing.


 	6.6	Modification.  This Promissory Note may not be changed, modified,
 	 	-------------
extended, terminated or discharged orally, but only by an agreement in writing, which is signed by the Payor and the Payee of this Promissory Note.

 	6.7	Further Assurances.  The Payor agrees to execute any and all such
 	 	-------------------
other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Promissory Note and the intents and purposes hereof.

 	6.8	Binding Agreement.  This Promissory Note shall be binding upon
 	 	------------------
and inure to the benefit of the Payee and its successors and assigns.

 	6.9 	Non-Waiver.  Except as otherwise expressly provided herein, no
  	 	-----------
waiver of any covenant, condition, or provision of this Promissory Note shall be deemed to have been made unless expressly in writing and signed by the

Payee; and (i) the failure of the Payee to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Promissory Note or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Promissory Note to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by the

Payee of one breach by the Payor shall be construed as a waiver of any other or subsequent breach.

 	6.10	Construction.	The Payor hereby acknowledges and agrees that
 	 	-------------
it has been advised by counsel during the course of negotiations and had significant input in the drafting of this Promissory Note and shall not,

therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Promissory Note.


 	IN WITNESS WHEREOF, the Payor has executed this Promissory Note as of the 28th day of September 2001.
      						Canterbury Consulting Group, Inc.


				      	  By: /s/Kevin J. McAndrew
		 					---------------------------------
 							Kevin J. McAndrew, President


                            ACKNOWLEDGEMENT



STATE OF NEW JERSEY )
                    )ss.
COUNTY OF BURLINGTON)


The foregoing instrument was acknowledged before me this 29th day of September, 2001, by Kevin J. McAndrew, President of Canterbury Consulting Group, Inc.




					 			 Notary Public

 								/s/Nancy A. Rose

 							       NANCY A. ROSE
 					            NOTARY PUBLIC OF NEW JERSEY
 						  MY COMMISSION EXPIRES JULY 30, 2003
































                                  EXHIBIT J

                              LIST OF COMPUTERS






















































                                  EXHIBIT K

                          COMPUTER PROMISSORY NOTE













































	                         PROMISSORY NOTE
 					 ---------------

                            (Computer Equipment)

$364,703.01 								      Medford, NJ
 									     September 28, 2001

 	FOR VALUE RECEIVED, User Technology Services Inc., a New York

corporation, wholly owned subsidiary of Canterbury Consulting Group, Inc.,

and whose address is 1 Selleck Street,  East Norwalk, Connecticut  06855

(hereinafter referred to as the "Payor"), agrees to pay to the order of

Ceridian Corporation, a Delaware corporation whose address is 3311 East Old

Shakopee Road, Minneapolis, MN  55425 and its successors-in-interest or assigns (hereinafter referred to as the "Payee"), in accordance with the terms of this Promissory Note ("Promissory Note"), the principal sum of Three

Hundred Sixty Four Thousand Seven Hundred Three and 01/100 ($364,703.01)

Dollars pursuant to the provisions of Article I of this Promissory Note, with interest on the aforesaid amount as calculated pursuant to the provisions of

Section 1.1 of Article I of this Promissory Note subject to the acceleration provisions set forth in this Promissory Note.

 	This Promissory Note is entered into pursuant to the Stock Purchase

Agreement, dated the 28th day of September, 2001, by and between Canterbury

Consulting Group, Inc. and the Payee  (the "Stock Purchase Agreement").  This

Promissory Note is entitled to the benefits and security provided by that certain Security Agreement in the form of Exhibit "A" which is attached hereto and made a part hereof, executed simultaneously with this Promissory

Note by and between the Payee and the Payor  (the "Security Agreement").







                                    1



                                  ARTICLE I
                                  ---------
                              METHOD OF PAYMENT
                              -----------------

 	1.1	Payment of Principal and Interest
  		---------------------------------
 	Interest on the unpaid principal balance shall be calculated from the date of this Promissory Note to and including the date of repayment at an interest rate equal to Three and 75/100 percent (3.75%) per annum.  Payor shall repay this Promissory Note in thirty (30) consecutive monthly payments of principal and interest in an amount equal to Twelve Thousand Three Hundred

Sixty Two and 02/100 ($12,362.02) Dollars beginning on October 28, 2001 and continuing on the 28th of each month thereafter followed by a final payments of all outstanding principal and interest due and payable on April 28, 2004.

 	1.2 	Place and Manner of Repayment
  		-----------------------------
 	 	(A)  Repayment of this Promissory Note by the Payor shall be made by wire transfer to the Payee pursuant to the Payee's wire transfer instructions as shall be designated in writing by the Payee to the Payor.

 	 	(B)  All Payments shall be made in lawful money of the United

States of America and in immediately available funds.  If any payment of principal or interest becomes due and payable on a Saturday, Sunday or such other day on which banks are not required to be open for business in the

State of New Jersey, such payment shall be made on the next such succeeding day on which banks are required to be open for business in the State of New

Jersey, and such extension of time shall in such case be included in computing interest in connection with such payment.

 	 	(C)  All payments on the Promissory Note shall be applied to the payout of accrued interest and the balance shall be applied to principal due.




                                   2

                              ARTICLE II
                              ----------
                     THE PAYOR'S REPRESENTATIONS
                     ---------------------------

 	The Payor represents and warrants to the Payee that:

 	2.1	Company Status.  The Payor is a corporation duly organized,
 		---------------
validly existing and in good standing under the laws of New York with all requisite power and authority to carry on its business as presently conducted in all jurisdictions where presently conducted, to execute and deliver this

Promissory Note and the Security Agreement and to perform its obligations pursuant to this Promissory Note and the Security Agreement.

 	2.2	Authority and Due Authorization.  The Payor has full authority,
 		--------------------------------
right, power and legal capacity to enter into this Promissory Note and the

Security Agreement and to consummate the transactions which are provided for herein.  The execution of this Promissory Note and the Security Agreement by the Payor, and their delivery to the Payee and the consummation by the Payor of the transactions which are contemplated herein and therein have been duly approved and authorized by all necessary action by the Payor's Board of

Directors.  No further action shall be necessary on the part of the Payor for the performance and consummation by the Payor of the transactions which are contemplated by this Promissory Note and the Security Agreement.

 	2.3	Compliance with the Law and other Instruments.  Except as
 		----------------------------------------------
otherwise provided in this Promissory Note or the Security Agreement, the business and operations of the Payor have been and are being conducted in accordance with all applicable laws, rules and regulations of all authorities which affect the Payor or its properties, assets, businesses or prospects.

The execution, delivery and performance of this Promissory Note or the

Security Agreement does not violate any law or any agreement or undertaking to which the Payor is a party or by which the Payor may be bound and shall not result in any breach of, or constitute a default under, or result in the
                                3
imposition of any lien or encumbrance or cause an acceleration under any arrangement, agreement or other instrument to which the Payor is a party.

The Payor has performed in all respects all of its obligations which are, as of the date of this Promissory Note, required to be performed by it pursuant to the terms of any agreement, contract or commitment.

 	2.4	Litigation.  There are no material legal, administrative,
 		-----------
arbitration, or other proceeding or governmental investigation affecting the

Payor or its assets or with respect to any matter arising out of the conduct of the business of the Payor, pending or threatened, by or against the Payor or any officer or director of the Payor in connection with the Payor's affairs, whether or not covered by insurance.  The Payor is not presently engaged in or contemplating any legal action to recover claims for monies which are due to it or damages which were sustained by it that would adversely affect the conduct of its business.  Neither the Payor, nor its officers, directors or employees are subject to any order, writ, injunction,

or decree of any court, department, agency or instrumentality, affecting the

Payor.

 	2.5	Solvency.  The Payor is solvent, able to pay its debts as they
 		---------
mature, has capital sufficient to carry on its business and all businesses in which it is about to engage and the fair saleable value of its assets

(calculated on a going concern basis) is in excess of the amount of its liabilities.

 	2.6	Complete Disclosure.  No representation or warranty of the Payor
 		--------------------
which is contained in this Promissory Note or the Security Agreement, or in a writing furnished or to be furnished pursuant to this Promissory Note or the

Security Agreement, contains or shall contain any untrue statement of material fact, omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, in

                                 4
light of the circumstances under which they were made, not misleading.  There is no fact, known to the Payor, relating to the business, affairs,

operations, conditions (financial or otherwise) or prospects of the Payor which would materially adversely affect same which has not been disclosed to the Payee in this Promissory Note.

                               ARTICLE III
                               -----------
                            EVENTS OF DEFAULT
                            -----------------

 	3.1	Events of Default
 		-----------------
 	The term "Event of Default" as used herein shall mean the occurrence of any one or more of the following events:

 		(A)	The default in the due observance or performance of any

material covenant, condition, agreement or obligation on the part of the

Payor to be performed pursuant to the terms hereof or the Security Agreement;

 		(B)	If The Payor fails to pay when due any payment due

hereunder and such failure continues for ten (10) days after the Payee notifies the Payor thereof in writing pursuant to Section 5.3 of this

Promissory Note;

 		(C)	The filing by the Payor of a petition in bankruptcy;

 		(D)	The making of an assignment by the Payor for the benefit of

its creditors;

 		(E)	Consent by the Payor to the appointment of, or possession

by, a custodian for itself or for all or substantially all of its property;

 		(F)	The filing of a petition in bankruptcy against the Payor with the consent of the Payor;

 		(G)	The filing of a petition in bankruptcy against the Payor

without the consent of the Payor, and the failure to have such petition dismissed within one hundred twenty (120) days from the date upon which such petition is filed;
                                   5
 		(H)	The Payor is adjudicated insolvent; or

 		(I)	The entry by a court of competent jurisdiction of an order,

judgment or decree appointing a receiver, trustee or custodian for the Payor or of all or substantially all of the property or assets of the Payor.

                               ARTICLE IV
                               ----------
                         REMEDIES UPON DEFAULT
                         ---------------------

 	4.1	Remedies
 		--------
 	Upon the occurrence of an Event of Default (as defined in Article III of this Promissory Note), and any time thereafter while such Event of Default is continuing, the entire unpaid principal balance on this Promissory Note,

and all accrued and unpaid interest which is due pursuant to this Promissory

Note shall, at the Payee's option, be accelerated and become and be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Payor.

 	4.2	Non-Exclusive Remedy
 		--------------------
 	Any remedies which are provided herein are cumulative and are not exclusive of any remedies which are provided by law or in the Security

Agreement.

 	4.3	Exercise of Remedy Upon Default
 		-------------------------------
 	No failure on the part of the Payee to exercise, and no delay in exercising, any right hereunder or in the Security Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or in the Security Agreement preclude any other or further exercise thereof or the exercise of any other right.

 	4.4	The Payor's Waiver of Defenses
 		------------------------------
	The Payor hereby waives any defense of presentment, notice of dishonor,

protest, set-offs, counterclaims, or other objections to the payment hereof and any other notice or formality with respect to this Promissory Note.  The
                                   6
Payor waives its right to a jury trial.

 	4.5	Full Recourse
 		-------------
	Anything in this Promissory Note to the contrary notwithstanding, the

Payor hereunder shall be liable on the Promissory Note for the full amount of the interest and principal due under this Promissory Note.

 	4.6	Reimbursement of Payee
 		----------------------
 	The Payor agrees to reimburse the Payee on demand for all reasonable costs, expenses and charges (including, without limitation, fees and charges of legal counsel for the Payee and costs allocated by its internal legal department) in connection with the performance or enforcement of this

Promissory Note.

 	4.7	Validity of Provisions
 		----------------------
 	The provisions of this Promissory Note are intended to be severable.

Any provision of this Promissory Note which may be unenforceable under any law shall not affect the validity of any other provision of this Promissory

Note.  If, as a result of any circumstances whatsoever, fulfillment of any provision of this Promissory Note, the Security Agreement, or other instrument evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with respect to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Promissory Note, the Security Agreement, or under any other instrument evidencing or securing the indebtedness evidenced hereby,

that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.


                                   7


                                  ARTICLE V
                                  ---------
                                MISCELLANEOUS
                                -------------

	 5.1	Headings.  Headings contained in this Promissory Note are for
 		---------
reference purposes only and shall not affect in any way the meaning or interpretation of this Promissory Note.

 	5.2	Enforceability.  If any provision which is contained in this
 		---------------
Promissory Note should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United

States, such invalidity or unenforceabilty shall not affect any other provision of this Promissory Note and in this Promissory Note shall be construed as if such invalid or unenforceable provision had not been contained herein.

	5.3	Notices.  Any notice or other communication required or permitted
 		--------
hereunder must be in writing and sent by either (i) certified mail, postage prepaid, return receipt requested, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

If to the Payee:				Copy to:


Robert J. Severson		 	Ceridian Corporation
Senior Vice President			Attn:  Office of the General Counsel
Ceridian Corporation			3311 East Old Shakopee Road
3311 East Old Shakopee Road		Minneapolis, MN 55425-1640

Minneapolis, MN  55425-1640		(952) 853-4077
(952) 853-5533 				(952) 853-3413 (fax)
(952) 853-7272 (fax)


If to the Payor:				Copy to:

Kevin J. McAndrew, President		William N. Levy, Esquire
Canterbury Consulting Group, Inc.	Levy & Levy, P.A.

1600 Medford Plaza			Plaza 1000, Suite 309

Route 70 & Hartford Road		Main Street

Medford, NJ 08055				Voorhees, NJ 08043

(609) 953-0044				(856) 751-9494

(609) 953-0062 (fax)			(856) 751-9779 (fax)

                                    8
or in each case to such other address and facsimile number as shall have last been furnished by like notice.  If mailing is impossible due to an absence of postal service, and the other methods of sending notice set forth in this

Section 5.3 of this Article V of this Promissory Note are not otherwise available, notice shall be hand delivered to the aforesaid addresses.  Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile if a copy of such notice is also mailed by first class mail on the date sent by facsimile; if the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given.

	5.4	Governing Law.  This Promissory Note shall, in accordance with
 		--------------
the laws of New Jersey, in all respects be construed, governed, applied and enforced in accordance with the laws of the State of New Jersey applicable to contracts made and to be performed therein, without giving effect to the principles of conflicts of law that would call for the application of the laws of any other jurisdiction.  Furthermore, the Payor and Payee hereby agree that all claims, disputes and other matters in question hereunder arising out of or relating to this Promissory Note or the transactions contemplated herein shall be decided by binding arbitration in accordance with the rules of the American Arbitration Association unless the parties mutually agree otherwise.  Such arbitration shall take place in Philadelphia,

Pennsylvania.  The award rendered by the arbitrator shall be final, and judgment may be entered upon in accordance with applicable law in any court having jurisdiction thereof.

 	5.5	Entire Agreement.  This Promissory Note, the Security Agreement
 		-----------------
and the other documents delivered in connection therewith or herewith

                                9
constitute the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.  Payee agrees that, except for the representations and warranties made by Payor contained in this Promissory Note and the Security Agreement,

the Payor makes no other representations or warranties, and disclaims any other representations and warranties made by Payor or any of its officers,

directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this

Promissory Note, the Security Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure to the Payee or the

Payee's representatives of any documentation or other information with respect to any one or more of the foregoing.

	5.6	Modification.  This Promissory Note may not be changed, modified,
 		-------------
extended, terminated or discharged orally, but only by an agreement in writing, which is signed by the Payor and the Payee of this Promissory Note.

 	5.7	Further Assurances. 	The Payor agrees to execute any and all
 		-------------------
such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Promissory

Note and the intents and purposes hereof.

	5.8	Binding Agreement.  This Promissory Note shall be binding upon
 		------------------
and inure to the benefit of the Payee and its successors and assigns.

 	5.9 	Non-Waiver.  Except as otherwise expressly provided herein, no
 		-----------
waiver of any covenant, condition, or provision of this Promissory Note shall be deemed to have been made unless expressly in writing and signed by the

Payee; and (i) the failure of the Payee to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of

                               10
this Promissory Note or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Promissory Note to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by the

Payee of one breach by the Payor shall be construed as a waiver of any other or subsequent breach.

 	5.10	Construction.	The Payor hereby acknowledges and agrees that
 		-------------
it has been advised by counsel during the course of negotiations and had significant input in the drafting of this Promissory Note and shall not,

therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Promissory Note.

 	IN WITNESS WHEREOF, the Payor has executed this Promissory Note as of the 28th day September 2001.
      						User Technology Services Inc.


				      	  By: /s/Kevin J. McAndrew
 							-----------------------------------
 						     	Kevin J. McAndrew, Vice President

                            ACKNOWLEDGEMENT

STATE OF NEW JERSEY )
                    )ss.
COUNTY OF BURLINGTON)


The foregoing instrument was acknowledged before me this 29th day of September, 2001, by Kevin J. McAndrew, President of Canterbury Consulting Group, Inc.

					 			 Notary Public

 								/s/Nancy A. Rose

 							       NANCY A. ROSE
 					            NOTARY PUBLIC OF NEW JERSEY
 						  MY COMMISSION EXPIRES JULY 30, 2003
                                   11
                                   GUARANTY
                                                           September 28, 2001

	To induce Ceridian Corporation, a Delaware corporation ("Ceridian"), to sell certain computers to User Technology Services Inc., a New York corporation ("Borrower"), and a wholly owned subsidiary of Canterbury Consulting Group, Inc. ("Guarantor") upon the consummation of the Stock Purchase Agreement of even date herewith between Ceridian and Guarantor
("Stock Purchase Agreement"), pursuant to the terms of a promissory note in the principal amount of $364,703.01 and the security agreement each of even date hereof (collectively, the "Facilities"), the Guarantor hereby guarantees to Ceridian the punctual payment of all sums owed by the Borrower to Ceridian under or in connection with the Facilities when they are due and payable, whether for principal, interest, fees, expenses, indemnification or other amounts due under the Facilities when payment is demanded of the Guarantor (collectively, the "Obligations"). The Guarantor agrees that, as between the Guarantor and Ceridian, the Obligations may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition that may prevent, delay or vitiate any declaration as regards the Borrower. The liability of the Guarantor hereunder is absolute and unconditional irrespective of any defense, setoff or counterclaim with respect to the Facilities, this Guaranty and the transactions contemplated hereby which might constitute a defense available to, or discharge of, the Borrower or a guarantor. This Guaranty is a guaranty of payment. The Guarantor guarantees that the Obligations shall be paid strictly in accordance with the terms of the Facilities.

	Expect as provided in the Stock Purchase Agreement, the Guarantor further agrees that all payments to be made hereunder shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country or by any political subdivision or taxing authority thereof or therein.

	This Guaranty is a continuing guaranty of all Obligations now or hereafter existing under the Facilities and shall remain in full force and effect until payment in full of all Obligations and other amounts payable under this Guaranty and until the Facilities are no longer in effect. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Ceridian on the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though the payment had not been made.

	The Guarantor shall reimburse Ceridian on demand for all costs, expenses and charges (including without limitation fees and charges of external legal counsel for Ceridian and costs allocated by its internal legal department) incurred by Ceridian in connection with the enforcement of this Guaranty. The obligations of the Guarantor under this provision shall survive the termination of this Guaranty.

	The laws of the State of New Jersey shall govern this Guaranty. Service of process by Ceridian in connection with any such dispute shall be binding on the Guarantor if sent to the Guarantor by registered mail at the address specified below. THE GUARANTOR WAIVES ANY RIGHT THE GUARANTOR MAY HAVE TO JURY TRIAL.

Address:			 		        CANTURBURY CONSULTING GROUP, INC.
1600 Medford Plaza
Route 70 & Hartford Road
Medford, New Jersey 08055
				 		 		By:/s/Kevin J. McAndrew
                                                   --------------------------
 						      	   Name:  Kevin J. McAndrew
				      			   Title: President
















































	                        SECURITY AGREEMENT


THIS SECURITY AGREEMENT made this 28th day of September, 2001, by Canterbury Consulting Group, Inc., a Pennsylvania corporation whose principal address is 1600 Medford Plaza, Route 70 and Hartford Road, Medford, New Jersey 08055 ("Borrower"), and Ceridian Corporation, a Delaware corporation whose principal address is 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425-1640 ("Secured Party").

1.	Borrower grants to Secured Party a security interest in the computers and related equipment listed or described on Exhibit A hereto ("Collateral") to secure payment to Secured Party of the Promissory Note of even date herewith
(the "Note").

2.	At the time of attachment and perfection of the security interest granted pursuant hereto and thereafter Borrower shall maintain all Collateral only at the locations set forth on Exhibit B. The Collateral will not be removed from such locations unless, prior to any such removal, the Borrower has given written notice to the Secured Party of the location or locations to which the Borrower desires to remove the Collateral, the Secured Party has given its written consent to such removal and the Borrower has delivered to Secured Party acknowledgment copies of filed financing statements filed where appropriate to continue the perfection of Secured Party's security interest as a first priority security interest therein.

3. 	Borrower represents and warrants that Borrower has full power and authority to execute this Security Agreement and to subject the Collateral to the security interest created hereby.

4.	Borrower will at all times hereafter, execute such financing statements, applications or certificates of title, and other instruments and perform such acts as the Secured Party may request to establish and maintain an attached, perfected and first priority security interest in the Collateral and will pay all costs of filing and record. A carbon, photograph or other reproduction of this Security Agreement shall be sufficient as a financing statement.

5.	Borrower will keep the Collateral in good condition and insured against such risks and in such amounts as required by Secured Party.

6. 	Borrower will not sell, transfer, lease, grant any security interest in or dispose of the Collateral, or attempt to offer to do any of the foregoing, without the prior written consent of the Secured Party. No provisions contained in this Agreement shall be construed to authorize any such sale, transfer, lease or other disposition of the Collateral except on the conditions contained in this paragraph.

7. 	Upon the occurrence and continuation of an Event of Default, the Secured
Party shall have the authority, but shall not be obligated to: (a) in the name of Borrower, demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral; and (b) take any action which the Secured Party may deem necessary or desirable in order to realize on the Collateral.


                                      1
8.	Whenever a default in the terms governing payment or performance of the
Note shall exist or any breach of any obligation by Borrower shall have occurred hereunder or an Event of Default shall have occurred pursuant to the Note, the Secured Party may, without demand or notice, in addition to the rights and remedies granted hereby or under the Note, exercise all rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law. If a disposition of Collateral by Secured Party occurs, Borrower specifically grants to the Secured Party the right to apply such proceeds to reasonable attorneys' fees and expenses of all types incurred by Secured Party or its attorneys in connection with negotiation with the Borrower, its representatives, successors or assigns or collection of the Note, repossession or disposition of Collateral, any reorganization or liquidation of Borrower or any third party, or establishment or protection of the Secured Party's position or lien upon the Collateral.

9.	Borrower, by entering into this Agreement and negotiating the terms hereof, voluntarily and knowingly waives any rights it may have to demand any notices other than those provided for herein and any right to a hearing as a condition precedent to Secured Party's exercise of its rights to foreclose on any Collateral covered by this Agreement.

10.	Borrower agrees, in the event of foreclosure of the security interest created hereunder to make the Collateral available to the Secured Party at a location designated by Secured Party.

11.	If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if deposited in the United States Postal Service at least ten (10) days before such disposition, postage prepaid, addressed to the Borrower as provided for in Section 5.3 of the Note. Such deposit shall be established by affidavit of a representative of Secured Party, receipts or other reasonable method.

12.	No delay or failure by the Secured Party in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

13. 	If any provision which is contained in this Agreement, should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United States, such invalidity or unenforceabilty shall not affect any other provision of this Agreement and in this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

14. 	Each of the Parties hereby acknowledges and agrees that each has been advised by counsel during the course of negotiations and had significant input in the drafting of this Agreement and shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement.

15. 	This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by the Borrower and the Secured Party of this Agreement. The parties agree to execute any and all such other further instruments and documents, and to take any and

                                  2
all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof. To the extent that the provisions of the Security Agreement and the Note conflict, the parties agree that the terms of the Security Agreement shall govern.

16. 	This Security Agreement and the rights and obligations of the parties hereunder shall be governed by the laws of the State of New Jersey.


 						CANTERBURY CONSULTING GROUP, INC.


	 				 	By:/s/Kevin J. McAndrew
 						   --------------------------------------
 	      				   Kevin J. McAndrew
 	      				 Its President


		 				CERIDIAN CORPORATION


	 				 	By:/s/Robert J. Severson
 						   --------------------------------------
	      				   Robert J. Severson
		   				 Its Senior Vice President


	                       ACKNOWLEDGMENT
                             --------------

STATE OF NEW JERSEY )
                    )ss.
COUNTY OF BURLINGTON)


The foregoing instrument was acknowledged before me this 28th day of September, 2001, by Kevin J. McAndrew, President of Canterbury Consulting Group, Inc.


 							/s/Nancy A. Rose
                  				-------------------------------------
				 			Notary Public

 							             NANCY A. ROSE
 					                  NOTARY PUBLIC OF NEW JERSEY
 						        MY COMMISSION EXPIRES JULY 30, 2003










                                    3

	                       ACKNOWLEDGMENT
                             --------------

STATE OF MINNESOTA)
	            )ss.
COUNTY OF HENNEPIN)


The foregoing instrument was acknowledged before me this 27th day of September, 2001, by Robert J. Severson, Senior Vice President of Ceridian Corporation.


							/s/Stacy L. Lachowitzer
                  				-------------------------------------
				 			Notary Public

 							         STACY L. LACHOWITZER
            					             Notary Public
                                                         Minnesota
 						       My Commission Expires Jan. 31, 2006



































                                     4
                                EXHIBIT A

                                Collateral

+-----------------------------------------------------------------------------+
|   |			    |				   |		    Physical  	      |
|   |	     Model	    |		Serial	   |		    Location            |
|---+-----------------+----------------------+--------------------------------|
| 1 |	2647-87U 	    |	78ACFL4 		   |	Usertech 	  	            |
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
| 2 |	2647-87U	    |	78ACFL7		   |	Usertech	 	            |
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
| 3 |	2647-87U	    |	78ACFM0		   |	Usertech			      |
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
| 4 |	2647-87U	    |	78ACFN1		   |	Usertech			      |
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
| 5 |	2647-87U	    |	78GVF13		   |	Usertech 			      |
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
| 6 |	2647-87U	    |	78GVF16		   |	Usertech			      |
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
| 7 |	2647-87U	    |	78GVF18		   |	Usertech			      |
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
| 8 |	2647-87U	    |	78GVF21		   |	Usertech   		 	      |
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
| 9 |	2647-87U	    |	78GVF22		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|10 | 2647-87U	    |	78GVF23		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|11 |	2647-87U	    |	78GVF46	  	   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|12 |	2647-87U	    |	78GVF47		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|13 |	2647-87U	    |	78GVF58		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|14 |	2647-87U	    |	78GVF65		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|15 |	2647-87U	    |	78GVF71		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|16 |	2647-87U	    |	78GVF84		   |	Usertech				|
|   | 		    | 			   | 						|
+-----------------------------------------------------------------------------+
                                      5
+-----------------------------------------------------------------------------+
|17 |	2647-87U	    |	78GVF85		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|18 |	2647-87U	    |	78GVF94		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|19 |	2647-87U	    |	78GVF95		   |	Usertech	 			|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|20 |	2647-87U	    |	78GVG00		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|21 |	2647-87U	    |	78GVG20		   |	Usertech			 	|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|22 |	2647-87U	    |	78GVG32		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|23 |	2647-87U	    |	78GVG35		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|24 |	2647-87U	    |	78GVG49		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|25 |	2647-87U	    |	78GVG53		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|26 |	2647-87U	    |	78GVG62		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|27 |	2647-87U	    |	78GVG65		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|28 |	2647-87U	    |	78GVG67		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|29 |	2647-87U	    |	78GVG80		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|30 |	2647-87U	    |	78GVG86		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|31 |	2647-87U	    |	78GVG90		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|32 |	2647-87U	    |	78GVG95		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|33 |	2647-87U	    |	78GVG96		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|34 |	2647-87U	    |	78GVG97		   |	Usertech				|
|   | 		    | 			   | 						|
+-----------------------------------------------------------------------------+

                                     6
+-----------------------------------------------------------------------------+
|35 |	2647-87U	    |	78GVG99		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|36 |	2647-87U	    |	78GVH01		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|37 |	2647-87U	    |	78GVH09		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|38 |	2647-87U	    |	78GVH36		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|39 |	2647-87U	    |	78GVH48		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|40 |	2647-87U	    |	78GVH51		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|41 |	2647-87U	    |	78GVH71		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|42 |	2647-87U	    |	78GVH75		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|43 |	2647-87U	    |	78GVH77		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|44 |	2647-87U	    |	78GVH79		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|45 |	2647-87U	    |	78GVH83		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|46 |	2647-87U	    |	78GVK00		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|47 |	2647-87U	    |	78GVK04		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|48 |	2647-87U	    |	78GVK12		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|49 |	2647-87U	    |	78GVK14		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|50 |	2647-87U	    |	78GVK15		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|51 |	2647-87U	    |	78GVK16		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|52 |	2647-87U	    |	78GVK17		   |	Usertech				|
|   | 		    | 			   | 						|
+-----------------------------------------------------------------------------+

                                        7
+-----------------------------------------------------------------------------+
|53 |	2647-87U	    |	78GVK18	   	   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|54 |	2647-87U	    |	78GVK19		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|55 |	2647-87U	    |	78GVK42		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|56 |	2647-87U	    |	78GVK61		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|57 |	2647-87U	    |	78GVK63		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|58 |	2647-87U	    |	78GVK64		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|59 |	2647-87U	    |	78GVK71		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|60 |	2647-87U	    |	78GVK74		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|61 |	2647-87U	    |	78GVK77		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|62 |	2647-87U	    |	78GVK84		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|63 |	2647-87U	    |	78GVK87		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|64 |	2647-87U	    |	78GVK97		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|65 |	2647-87U	    |	78GVL07		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|66 |2647-87U	    |	78GVL15		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|67 |	2647-87U	    |	78GVL23		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|68 |	2647-87U	    |	78GVL24		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|69 |	2647-87U	    |	78GVL26		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|70 |	2647-87U	    |	78GVL28		   |	Usertech				|
|   | 		    | 			   | 						|
+-----------------------------------------------------------------------------+

                                        8
+-----------------------------------------------------------------------------+
|71 |	2647-87U	    |	78GVL30		   |	Usertech				|
|   | 		    |				   | 						|
|---+-----------------+----------------------+--------------------------------|
|72 |	2647-87U	    |	78GVL75		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|73 |	2647-87U	    |	78GVL76		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|74 |	2647-87U	    |	78GVL90		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|75 |	2647-87U	    |	78GVL91		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|76 |	2647-87U	    |	78GVL93		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|77 |	2647-6BU	    |	78MZNZ8		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|78 |	2647-87U	    |	78ACFL2		   |	Usertech 				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|79 |	2647-87U	    |	78GVK06		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|80 |	2647-87U	    |	78GVK26		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|81 |	2647-87U	    |	78GVH81		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|82 |	2647-87U	    |	78GVH85		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|83 |	2647-87U	    |	78GVL16		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|84 |	2647-87U	    |	78ACFL6		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|85 |	2647-87U	    |	78GVK31		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|86 |	2647-87U	    |	78GVK45		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|87 |	2647-87U	    |	78GVL14		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|88 |	2647-87U	    |	78GVL84		   |	Usertech				|
|   | 		    | 			   | 						|
+-----------------------------------------------------------------------------+

                                    9
+-----------------------------------------------------------------------------+
|89 |	2647-87U	    |	78GVL88		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|90 |	2647-87U	    |	78GVK27		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|91 | 2647-87U	    |	78GVL82		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|92 |	2647-87U	    |	78GVH11		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|93 |	2647-87U	    |	78GVL22		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|94 |	2647-87U	    |	78GVH70		   |	Usertech				|
|   | 		    | 			   | 						|
|---+-----------------+----------------------+--------------------------------|
|95 |	2647-87U	    |	78GVG85		   |	Usertech				|
|   | 		    | 			   | 						|
+-----------------------------------------------------------------------------+


































                                     10
                                  EXHIBIT B


One Selleck Street
East Norwalk, Connecticut


Park 80 East
Plaza Two
Saddlebrook, New Jersey


One Crosswoods Center
Columbus, Ohio










































                                    11